EXHIBIT 4.1












                            SYSCO INTERNATIONAL, CO.,
                                    as Issuer

                               SYSCO CORPORATION,
                                  as Guarantor

                                       AND

                      WACHOVIA BANK, NATIONAL ASSOCIATION,

                                   as Trustee

                                    INDENTURE





                            DATED AS OF MAY 23, 2002

                            SYSCO INTERNATIONAL, CO.
                                SYSCO CORPORATION

           RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939
                     AND INDENTURE, DATED AS OF MAY 23, 2002

                              --------------------

Section of
Trust Indenture                                                                              Section(s) of
Act of 1939                                                                                  Indenture

Sect. 310  (a)(1).......................................................................     6.9
           (a)(2).......................................................................     6.9
           (a)(3).......................................................................     Not Applicable
           (a)(4).......................................................................     Not Applicable
           (a)(5).......................................................................     6.9
           (b)..........................................................................     6.9, 6.10
Sect. 311  (a)..........................................................................     6.6
           (b)..........................................................................     6.6
           (c)..........................................................................     Not Applicable
Sect. 312  (a)..........................................................................     4.1
           (b)..........................................................................     4.1
           (c)..........................................................................     4.1
Sect. 313  (a)..........................................................................     4.3
           (b)..........................................................................     4.3
           (c)..........................................................................     4.3
           (d)..........................................................................     4.3
Sect. 314  (a)..........................................................................     3.5, 4.2
           (b)..........................................................................     Not Applicable
           (c)(1).......................................................................     11.5
           (c)(2).......................................................................     11.5
           (c)(3).......................................................................     Not Applicable
           (d)..........................................................................     Not Applicable
           (e)..........................................................................     1.1 ("Officer
                                                                                             Certificate"); 11.5
Sect. 315  (a)..........................................................................     6.1(b)
           (b)..........................................................................     5.11
           (c)..........................................................................     6.1
           (d)..........................................................................     6.1
           (d)(1).......................................................................     6.1
           (d)(2).......................................................................     6.1
           (d)(3).......................................................................     6.1
           (e)..........................................................................     6.10
Sect. 316  (a)(1)(A)....................................................................     5.9
           (a)(1)(B)....................................................................     5.10
           (a)(2).......................................................................     Not Applicable
           (a)(last sentence)...........................................................     7.4
           (b)..........................................................................     5.7
Sect. 317  (a)(1).......................................................................     5.4
           (a)(2).......................................................................     5.2
           (b)..........................................................................     3.4
Sect. 318  (a)..........................................................................     11.7
------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                                           PAGE
                                                                                           ----
ARTICLE I  DEFINITIONS........................................................................1

   1.1     Certain Terms Defined..............................................................1

ARTICLE II SECURITIES.........................................................................9

   2.1     Forms Generally....................................................................9
   2.2     Form of Trustee's Certificate of Authentication...................................11
   2.3     Amount Unlimited; Issuable in Series..............................................11
   2.4     Authentication and Delivery of Securities.........................................14
   2.5     Execution of Securities...........................................................16
   2.6     Certificate of Authentication.....................................................17
   2.7     Denomination and Date of Securities; Payments of Interest.........................17
   2.8     Registration, Transfer and Exchange...............................................18
   2.9     Mutilated, Defaced, Destroyed, Lost and Stolen Securities.........................21
   2.10    Cancellation of Securities; Destruction Thereof...................................22
   2.11    Temporary Securities..............................................................22
   2.12    CUSIP Numbers.....................................................................23
   2.13    Certain Restrictive Legends.......................................................23
   2.14    Transfer Restrictions and Other Transfer Provisions...............................25

ARTICLE III CERTAIN COVENANTS OF THE ISSUER AND THE GUARANTOR................................31

   3.1     Payment of Principal and Interest.................................................31
   3.2     Offices for Payments, etc.........................................................31
   3.3     Appointment to Fill a Vacancy in Office of Trustee................................32
   3.4     Paying Agents.....................................................................32
   3.5     Written Statement to Trustee......................................................33
   3.6     Luxembourg Publications...........................................................33
   3.7     Certain Covenants Applicable to the Securities; Limitations on Liens..............33
   3.8     Limitations on Sale and Lease-Back Transactions...................................35
   3.9     Corporate Existence...............................................................35
   3.10    Waiver of Stay, Extension or Usury Laws...........................................35

ARTICLE IV SECURITYHOLDERS LISTS AND REPORTS BY THE ISSUER, GUARANTOR AND
           THE TRUSTEE.......................................................................36

   4.1     Issuer to Furnish Trustee Information as to Names and Addresses of
           Securityholders...................................................................36
   4.2     Reports by the Issuer and the Guarantor...........................................36
   4.3     Reports by the Trustee............................................................36

ARTICLE V  REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT...................37

   5.1     Event of Default Defined; Acceleration of Maturity; Waiver of Default.............37
   5.2     Collection of  Indebtedness by Trustee; Trustee May Prove Debt....................39


                                       ii

   5.3     Application of Proceeds...........................................................41
   5.4     Suits for Enforcement.............................................................42
   5.5     Restoration of Rights on Abandonment of Proceedings...............................42
   5.6     Limitations on Suits by Securityholders...........................................42
   5.7     Unconditional Right of Securityholder to Institute Certain Suits..................43
   5.8     Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default...........43
   5.9     Control by Holders of Securities..................................................43
   5.10    Waiver of Past Defaults...........................................................44
   5.11    Trustee to Give Notice of Default, But May Withhold in Certain Circumstances......44
   5.12    Right of Court to Require Filing of  Undertaking to Pay Costs.....................45

ARTICLE VI CONCERNING THE TRUSTEE............................................................45

   6.1     Duties and Responsibilities of the Trustee; Prior to Default......................45
   6.2     Certain Rights of the Trustee.....................................................46
   6.3     Trustee Not Responsible for Recitals, Disposition of Securities or Application
           of Proceeds Thereof...............................................................48
   6.4     Trustee and Agents May Hold Securities or Coupons, Collections, etc...............48
   6.5     Moneys Held by Trustee............................................................48
   6.6     Compensation and Indemnification of Trustee and Its Prior Claim...................48
   6.7     Right of Trustee to Rely on Officers' Certificate, etc............................49
   6.8     Indentures Not Creating Potential Conflicting Interests for the Trustee...........49
   6.9     Persons Eligible for Appointment as Trustee.......................................49
   6.10    Resignation and Removal; Appointment of Successor Trustee.........................49
   6.11    Acceptance of Appointment by Successor Trustee....................................51
   6.12    Merger, Conversion, Consolidation or Succession to Business of Trustee............52
   6.13    Appointment of Authenticating Agent...............................................53

ARTICLE VII CONCERNING THE SECURITYHOLDERS...................................................54

   7.1     Evidence of Action Taken by Securityholders.......................................54
   7.2     Proof of Execution of Instruments and of Holding of Securities....................54
   7.3     Holders to be Treated as Owners...................................................55
   7.4     Securities Owned by Issuer Deemed Not Outstanding.................................56
   7.5     Right of Revocation of Action Taken...............................................56
   7.6     Record Date for Consents and Waivers..............................................56

ARTICLE VIII SUPPLEMENTAL INDENTURES.........................................................57

   8.1     Supplemental Indentures Without Consent of Securityholders........................57
   8.2     Supplemental Indentures With Consent of Securityholders...........................58
   8.3     Effect of Supplemental Indenture..................................................60
   8.4     Documents to Be Given to Trustee..................................................60
   8.5     Notation on Securities in Respect of Supplemental Indentures......................60

ARTICLE IX CONSOLIDATION, MERGER, SALE OR CONVEYANCE.........................................60

   9.1     Limitations on Mergers and Consolidations of the Guarantor........................60
   9.2     Successor Person Substituted......................................................61
   9.3     Assignment by and Substitution of the Issuer......................................61

                                       iii

ARTICLE X  SATISFACTION AND DISCHARGE OF  INDENTURE; UNCLAIMED MONEYS........................61

   10.1    Satisfaction and Discharge of Indenture...........................................61
   10.2    Application by Trustee of Funds Deposited for Payment of Securities...............66
   10.3    Repayment of Moneys Held by Paying Agent..........................................66
   10.4    Return of Moneys Held by Trustee and Paying Agent Unclaimed for Two Years.........66
   10.5    Indemnity for U.S. Government Obligations.........................................66

ARTICLE XI MISCELLANEOUS PROVISIONS..........................................................67

   11.1    Incorporators, Stockholders, Officers, Directors and Employees of Issuer and
           Guarantor Exempt from Individual Liability........................................67
   11.2    Provisions of Indenture for the Sole Benefit of Parties and Holders of
           Securities and Coupons............................................................67
   11.3    Successors and  Assigns of  Issuer and Guarantor Bound by Indenture...............67
   11.4    Notices and Demands on Issuer, Guarantor, Trustee and Holders of Securities
           and Coupons.......................................................................67
   11.5    Officers' Certificates and Opinions of Counsel; Statements to Be Contained
           Therein...........................................................................68
   11.6    Payments Due on Saturdays, Sundays and Holidays...................................69
   11.7    Conflict of Any Provision of Indenture with Trust Indenture Act...................69
   11.8    New York Law to Govern; Jurisdiction; Service of Process..........................69
   11.9    Counterparts......................................................................70
   11.10   Effect of Headings................................................................70
   11.11   Securities in a Foreign Currency or in ECU........................................70
   11.12   Judgment Currency.................................................................71

ARTICLE XII REDEMPTION OF SECURITIES AND SINKING FUNDS.......................................71

   12.1    Applicability of Article..........................................................71
   12.2    Notice of Redemption; Partial Redemptions.........................................71
   12.3    Payment of Securities Called for Redemption.......................................73
   12.4    Exclusion of Certain Securities from Eligibility for Selection for Redemption.....74
   12.5    Mandatory and Optional Sinking Funds..............................................74

ARTICLE XIII GUARANTEES......................................................................76

   13.1    Guarantees........................................................................76
   13.2    Proceedings Against the Guarantor.................................................78
   13.3    Guarantees for Benefit of Holders.................................................78
   13.4    Severability......................................................................79

EXHIBITS

Exhibit  A - Form  of  Global  Security
Exhibit  B - Form  of  Certificate  of Beneficial  Ownership
Exhibit  C - Form of Regulation S Certificate
Exhibit  D - Form of Institutional Accredited Investor Certificate

     THIS INDENTURE, dated as of May 23, 2002 between SYSCO INTERNATIONAL, CO., an unlimited liability company organized under the laws of the Province of Nova Scotia, Canada (the "Issuer"), SYSCO CORPORATION, a Delaware corporation (the "Guarantor"), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee").

                              W I T N E S S E T H:

     WHEREAS, the Issuer has duly authorized the issue from time to time of its notes or other evidences of indebtedness to be issued in one or more series (the "Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture;

     WHEREAS, the Issuer has duly authorized the execution and delivery of this Indenture to provide, among other things, for the authentication, delivery and administration of the Securities;

     WHEREAS, the Guarantor has duly authorized the execution and delivery of this Indenture to provide for the Guarantees; and

     WHEREAS, all things necessary to make this Indenture a valid indenture and agreement according to its terms have been done;

     NOW, THEREFORE:

     In consideration of the premises and the purchases of the Securities by the holders thereof, the Issuer, the Guarantor and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Securities and of the coupons, if any, appertaining thereto as follows:

                                   ARTICLE I

                                   DEFINITIONS

     1.1 Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act or are defined therein by reference to the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in the Trust Indenture Act and in the Securities Act as in force at the date of this Indenture. For the purpose of any computation hereunder, all accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted in the United States at the time of such computation. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. Whenever the context so requires, the singular number includes the plural and vice versa, and a reference to one gender includes the other gender and the neuter.

     "Agent Members" has the meaning given such term in Section 2.8.

     "Attributable Debt" with regard to a Sale and Lease-Back Transaction with respect to any property means, at the time of determination, the lesser of: (a) the fair market value of such property (as determined in good faith by the Board of Directors of the Guarantor); or (b) the present value of the total net amount of rent required to be paid under such lease during the remaining term thereof (including any period for which such lease has been extended), discounted at the rate of interest set forth or implicit in the terms of such lease (or, if not practicable to determine such rate, the Composite Rate) compounded semi-annually. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall be the lesser of the net amount determined assuming termination upon the first date such lease may be terminated (in which case the net amount shall also include the amount of the penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated) or the net amount determined assuming no such termination.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

     "Authenticating Agent" shall have the meaning set forth in Section 6.13.

     "Authorized Newspaper" means a newspaper (which, in the case of The City of New York, will, if practicable, be The Wall Street Journal (Eastern Edition), in the case of the United Kingdom, will, if practicable, be The Financial Times (London Edition) and, in the case of Luxembourg, will, if practicable, be The Luxemburger Wort) published in an official language of the country of publication customarily published at least once a day for at least five days in each calendar week and of general circulation in The City of New York, the United Kingdom or in Luxembourg, as applicable. If it shall be impractical in the opinion of the Trustee to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof which is made or given with the approval of the Trustee shall constitute a sufficient publication of such notice.

     "Board of Directors," when used with reference to the Issuer or the Guarantor, means the Board of Directors of the Issuer or the Guarantor, as the case may be, or any committee thereof duly authorized, with respect to any particular matter, to act by or on behalf of the Board of Directors of the Issuer or the Guarantor, as the case may be.

     "Board Resolution," when used with reference to the Issuer or the Guarantor, means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Issuer or the Guarantor, as the case may be, to have been duly adopted by the Board of Directors of the Issuer or the Guarantor, as the case may be, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means, with respect to any Security, a day that in the city of the principal Corporate Trust Office of the Trustee and in the city (or in any of the cities, if more than one) in which amounts are payable, as specified in the form of such Security, is neither a Saturday, Sunday or a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close.

     "Clearstream"  means  Clearstream   Banking,   societe  anonyme,   and  its
successors.

     "Commission" means the U.S. Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

     "Composite Rate" means, at any time, the rate of interest, per annum, compounded semiannually, equal to the sum of the rates of interest borne by each of the Securities Outstanding hereunder (as specified on the face of each of the Securities, provided, that, in the case of the Securities with variable rates of interest, the interest rate to be used in calculating the Composite Rate shall be the interest rate applicable to such Securities at the beginning of the year in which the Composite Rate is being determined and, provided, further, that, in the case of Securities which do not bear interest, the interest rate to be used in calculating the Composite Rate shall be a rate equal to the yield to maturity on such Securities, calculated at the time of issuance of such Securities) multiplied, in the case of each of the Securities, by the percentage of the aggregate principal amount of all of the Securities then Outstanding represented by such Security. For the purposes of this calculation, the aggregate principal amounts of Outstanding Securities that are denominated in a foreign currency, shall be calculated in the manner set forth in Section 11.11.

     "Consolidated Net Tangible Assets" means, as of any particular time, the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom: (a) all current liabilities, except for current maturities of long-term debt and of obligations under capital leases; and (b) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other intangible assets, to the extent included in said aggregate amount of assets, all as set forth on the most recent consolidated balance sheet of the Guarantor and its consolidated subsidiaries and computed in accordance with generally accepted accounting principles.

     "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered which office is, at the date as of which this Indenture is dated, located in Houston, Texas. Where the terms of this Indenture refer to performance in New York, New York, the address of such office are as follows:

                           Wachovia Bank
                           12 East 49th Street,
                           37th Floor
                           New York, New York  10017

     "Coupon" means any interest coupon appertaining to a Security.

     "Depositary" means, with respect to the Securities of any series issuable or issued in the form of one or more Registered Global Securities, the Person designated as Depositary by the Issuer pursuant to Section 2.3 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Registered Global Securities of that series.

     "Dollar" or "$" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     "ECU" means the European Currency Unit as defined and revised from time to time by the Council of European Communities.

     "Euroclear" means Euroclear Bank S.A./N.V., and its successors or assigns, as operator of the Euroclear System.

     "Event  of  Default"  means  any event or  condition  specified  as such in
Section 5.1.

     "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended.

     "Exchange Note" shall have the meaning set forth in Section 2.1.

     "Foreign Currency" means a currency issued by the government of a country other than the United States of America.

     "Guarantees" shall mean the guarantees of the Issuer's obligations under the Securities by the Guarantor as provided in Article XIII.

     "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor Person.

     "Holder," "Holder of Securities," "Securityholder" or other similar terms mean (a) in the case of any Registered Security, the person in whose name such Security is registered in the security register kept by the Issuer for that purpose in accordance with the terms hereof, and (b) in the case of any Unregistered Security, the bearer of such Security, or any Coupon appertaining thereto, as the case may be.

     "Indebtedness" shall have the meaning set forth in Section 5.1.

     "Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the forms and terms of particular series of Securities established as contemplated hereunder.

     "Initial Notes" means the first series of Securities issued as of the date of this Indenture.

     "Initial Purchasers" means the initial purchasers named in the Purchase Agreement dated May 20, 2002 relating to the sale of the Initial Notes.

     "Institutional Accredited Investor" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

     "interest," whenever used with reference to the Securities or any Security or portion thereof, shall be deemed to include interest payable after maturity and any additional amount payable in connection with those Securities or that Security or portion thereof, as the case may be, as established with respect to those Securities pursuant to the provisions of Section 2.3.

     "Issuer" means Sysco International, Co., an unlimited liability company organized under the laws of the Province of Nova Scotia, Canada and, subject to
Article IX, its successors and assigns.

     "Issuer Order" means a written statement, request or order of the Issuer signed in its name by two officers of the Issuer, and, in the case of an Issuer Order pursuant to Section 2.4, 8.1 or 8.2, signed in the name of the Guarantor by one officer of the Guarantor, and delivered to the Trustee.

     "Judgment Currency" shall have the meaning set forth in Section 11.12.

     "Non-U.S. Person" means a Person who is not a U.S. person, as defined in Regulation S.

     "Officer" means, with respect to any Person, the Chairman or Vice Chairman of the Board of Directors, the President, any Vice President or the Treasurer of such Person.

     "Officers' Certificate" means a certificate signed by two officers of the Issuer, and, in the case of an Officers' Certificate referred to in Section 2.1, 2.3, 2.4 or 8.4, signed by one Officer of the Guarantor, and delivered to the Trustee. Each such certificate shall comply with Section 314 of the Trust Indenture Act and include the statements provided for in Section 11.5.

     "Offshore Global Security" means a Temporary Offshore Global Security or a Permanent Offshore Global Security.

     "Opinion of Counsel" means an opinion in writing signed by the General Counsel of the Issuer or the Guarantor or by such other legal counsel who may be an employee of or counsel to the Issuer and who shall be satisfactory to the Trustee. Each such opinion shall comply with section 314 of the Trust Indenture Act and include the statements provided for in Section 11.5.

     "Original Issue Date" of any Security (or portion thereof) means the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

     "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereat pursuant to Section 5.1.

     "Outstanding" when used with reference to Securities, shall, subject to the provisions of Section 7.4, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except

          (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (b) Securities, or portions thereof, for the payment or redemption of which moneys or U.S. Government Obligations in the necessary amount (as provided for in Section 10.1) shall have been deposited in trust with the Trustee or with any paying agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer for the Holders of such Securities (if the Issuer shall act as its own paying agent), provided that if such Securities, or portions thereof, are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

          (c) Securities which shall have been paid or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.9 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a person in whose hands such Security is a legal, valid and binding obligation of the Issuer).

     In determining whether the Holders of the requisite principal amount of Outstanding Securities of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 5.1.

     "Periodic Offering" means an offering of Securities of a series from time to time, the specific terms of which Securities, including, without limitation, the rate or rates of interest, if any, thereon, the stated maturity or maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Issuer or its agents upon the issuance of such Securities.

     "Permanent  Offshore  Global  Security" shall have the meaning set forth in
Section 2.1.

     "Person" means any individual, corporation, limited liability company, unlimited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "principal" whenever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include "and premium, if any," unless otherwise indicated by the context.

     "Principal Property" means the land, improvements, buildings and fixtures (including any leasehold interest therein) constituting the principal corporate office, any manufacturing plant, any manufacturing, distribution or research facility or self-serve center (in each case, whether now owned or hereafter acquired) which is owned or leased by the Guarantor or any Subsidiary and is located within the United States of America or Canada unless the Board of Directors of the Guarantor has determined in good faith that such office, plant, facility or center is not of material importance to the total business conducted by the Guarantor and its Subsidiaries taken as a whole. With respect to any Sale and Lease-Back Transaction or series of related Sale and Lease-Back Transactions, the determination of whether any property is a Principal Property shall be determined by reference to all properties affected by such transaction or series of transactions.

     "Private  Placement  Legend"  shall have the  meaning  set forth in Section
2.13.

     "QIB" or "Qualified Institutional Buyer" means a "qualified institutional buyer," as that term is defined in Rule 144A under the Securities Act.

     "record date" shall have the meaning set forth in Section 2.7.

     "Registered Global Security" means a Security, including any Offshore Global Security, evidencing all or a part of a series of Registered Securities, issued to the Depositary for such series in accordance with Section 2.4, and bearing the legend prescribed in Section 2.4.

     "Registered Security" means any Security registered on the Security register of the Issuer.

     "Registration Rights Agreement" means the Registration Rights Agreement dated as of May 23, 2002 among the Issuer, the Guarantor and the Initial Purchasers party thereto, as such agreement may be amended from time to time.

     "Regulation S" means Regulation S under the Securities Act.

     "Resale Restriction Termination Date" means, with respect to any Security, the date that is two years (or such other period as may hereafter be provided under Rule 144(k) under the Securities Act or any successor provision thereto as permitting the resale by non-affiliates of Restricted Securities without restriction) after the later of the original issue date in respect of such

Security or the last date on which the Issuer or any Affiliate of the Issuer was the owner of such Security.

     "Required Currency" shall have the meaning set forth in Section 11.12.

     "Responsible Officer" when used with respect to the Trustee means the chairman of the board of directors, any vice chairman of the board of directors, the chairman of the trust committee, the chairman of the executive committee, any vice chairman of the executive committee, the president, any vice president, (whether or not designated by numbers or words added before or after the title "vice president"), the cashier, the secretary, the treasurer, any trust officer, any assistant trust officer, any assistant vice president, any assistant cashier, any assistant secretary, any assistant treasurer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

     "Restricted Period" means the 40-day distribution compliance period as defined in Regulation S which, in the case of the Initial Notes, ends July 2, 2002.

     "Restricted Security" has the meaning assigned to such term in Rule 144(a)(3) under the Securities Act; provided, however, that the Trustee shall be entitled to receive, at its request, and conclusively rely on an Opinion of Counsel with respect to whether any Security constitutes a Restricted Security.

     "Rule 144A Security" means Securities purchased from the Issuer by a dealer for resale to investors pursuant to Rule 144A of the Securities Act.

     "Sale and Lease-Back Transaction" means any arrangement with any Person providing for the leasing by the Guarantor or any Subsidiary of any Principal Property which property has been or is to be sold or transferred by the Guarantor or such Subsidiary to such Person.

     "Securities Act" means the U.S. Securities Act of 1933, as amended.

     "Security" or "Securities" has the meaning stated in the first recital of this Indenture, or, as the case may be, Securities that have been authenticated and delivered under this Indenture.

     "Subsidiary" means any corporation of which outstanding voting stock having the power to elect a majority of the board of directors of such corporation is at the time owned, directly or indirectly, by the Guarantor, or by one or more other Subsidiaries, or by the Guarantor and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "Temporary  Offshore  Global  Security" shall have the meaning set forth in
Section 2.1.

     "Trust Indenture Act" (except as otherwise provided in Sections 8.1 and 8.2) means the U.S. Trust Indenture Act of 1939, as amended.

     "Trustee" means the Person identified as "Trustee" in the first paragraph hereof and, subject to the provisions of Article VI, shall also include any agent of such trustee and any successor trustee. "Trustee" shall also mean or include each Person who is then a trustee hereunder and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the trustee with respect to the Securities of such series.

     "Unregistered   Security"  means  any  Security  other  than  a  Registered
Security.

     "U.S. Government Obligations" shall have the meaning set forth in Section 10.1(a).

     "Yield to Maturity" means the yield to maturity (i) on a series of Securities or (ii) if the Securities of a series are issuable from time to time, on a Security of such series, calculated at the time of issuance of such series in the case of clause (i) or at the time of issuance of such Security of such series in the case of clause (ii), or, if applicable, at the most recent redetermination of interest on such series or on such Security, and calculated in accordance with the constant interest method or such other accepted financial practice as is specified in the terms of such Security.

                                   ARTICLE II

                                   SECURITIES

     2.1 Forms Generally. The Securities of each series and the Coupons, if any, to be attached thereto shall be substantially in such form (not inconsistent with this Indenture) as shall be established by or pursuant to one or more Board Resolutions of the Issuer (and to the extent established pursuant to rather than set forth in a Board Resolution of the Issuer, in an Officers' Certificate detailing such establishment) or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such legend or legends or endorsements, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of such Securities and Coupons.

     The definitive Securities and Coupons, if any, shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of such Securities and Coupons, if any.

     Rule 144A Securities shall (i) be issued initially in the form of one or more Registered Global Securities in substantially the form set forth in Exhibit A, (ii) contain the legends set forth in Section 2.13 and (iii) be registered in the name of the nominee of the Depositary, deposited with the Trustee, as custodian for the Depositary or its nominee, duly executed by the Issuer and the Guarantor and authenticated by the Trustee as provided in this Article.

     Securities offered and sold in offshore transactions in reliance on Regulation S under the Securities Act shall (i) be issued initially in the form of one or more temporary Registered Global Securities in substantially the form set forth in Exhibit A, (ii) contain each of the legends set forth in Section
2.13 and (iii) be registered in the name of the nominee of the Depositary, deposited with the Trustee, as custodian for the Depositary or its nominee, duly executed by the Issuer and the Guarantor and authenticated by the Trustee as hereinafter provided (a "Temporary Offshore Global Security"). At any time following termination of the Restricted Period, upon receipt by the Trustee and the Issuer of a certificate substantially in the form set forth in Exhibit B hereto, one or more permanent Registered Global Securities substantially in the form of Exhibit A hereto and containing the legend set forth in Section 2.13(c) (a "Permanent Offshore Global Security"), duly executed by the Issuer and the Guarantor and authenticated by the Trustee as hereinafter provided shall be deposited with the Trustee, as custodian for the Depositary, and the registrar shall reflect on its books and records the date and a decrease in the principal amount of the Temporary Offshore Global Security in an amount equal to the principal amount of the beneficial interest in the Temporary Offshore Global Security transferred. Prior to the termination of the Restricted Period and receipt of the certificate referred to above, beneficial interests in a Temporary Offshore Global Security may be held only through Euroclear or Clearstream. The aggregate principal amount of any Offshore Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the nominee of the Depositary for the Offshore Global Security.

     No Permanent Offshore Global Securities may be issued until expiration of the applicable Restricted Period and receipt by the Issuer and the Trustee from the (x) proposed transferor of a certificate substantially in the form set forth in Exhibit C or (y) holder of a beneficial interest being exchanged, of certification that such holder is a non-U.S. person (within the meaning of Regulation S under the Securities Act) or a U.S. person who acquired such interest in a transaction exempt from the registration requirements of the Securities Act.

     Securities offered and sold in reliance on any exemption under the Securities Act other than Regulation S and Rule 144A thereunder shall be issued in the form of permanent certificated Securities substantially in the form set forth in Exhibit A and shall contain the private placement legend as set forth in Section 2.13.

     Any debt securities of the Issuer issued pursuant to this Indenture in exchange for, and in an aggregate principal amount at stated maturity equal to, the Initial Notes, in compliance with the terms of the Registration Rights Agreement and containing terms substantially identical to the Initial Notes (except that (i) such Securities shall not contain terms with respect to transfer restrictions and shall be registered under the Securities Act and (ii) certain provisions relating to liquidated damages thereon shall be eliminated) (each, an "Exchange Note") shall be issued substantially in the form set forth in Exhibit A and in the form of one or more Registered Global Securities.

     2.2  Form  of  Trustee's  Certificate  of  Authentication.   The  Trustee's
certificate of authentication on all Securities shall be in substantially the following form:

     "This  is  one  of  the  Securities  referred  to in  the  within-mentioned
Indenture.

                               WACHOVIA BANK, NATIONAL ASSOCIATION, as Trustee



Dated:                         By:
      ---------------------        ---------------------------------------------
                                        Authorized Signatory"


     If at any time there shall be an Authenticating Agent appointed with respect to any series of Securities, then the Authenticating Agent's certificate of authentication to be borne by the Securities of each such series shall be substantially as follows:

     "This  is  one  of  the  Securities  referred  to in  the  within-mentioned
Indenture.

                               WACHOVIA BANK, NATIONAL ASSOCIATION, as Trustee



                               By:
                                  ----------------------------------------------
                                        Authorized Officer"


     2.3 Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series and each such series shall rank equally and pari passu with all other unsecured and unsubordinated debt of the Issuer. There shall be established by or pursuant to one or more Board Resolutions of the Issuer (and to the extent established pursuant to rather  than set forth in a Board  Resolution  of the  Issuer,  in an  Officers'
Certificate detailing such establishment) or in one or more indentures supplemental hereto, prior to the initial issuance of Securities of any series,

          (1) the designation of the Securities of the series, which shall distinguish the Securities of the series from the Securities of all other series;

          (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture
     (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3);

          (3) if other than Dollars, the coin or currency or units thereof in which the Securities of that series are denominated (including, but not limited to, any Foreign Currency or ECU);

          (4) the date or dates on which the principal of the Securities of the series is payable;

          (5) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, on which such interest shall be payable and (in the case of Registered Securities) on which a record shall be taken for the determination of Holders to whom interest is payable and/or the method by which such rate or rates or date or dates shall be determined;

          (6) the method by which amounts payable in respect of principal, premium, if any, or interest, if any, on such Securities may be calculated, and any currencies, commodities or indices, or value, rate or price, relevant to such calculation;

          (7) the place or places where the principal of and any interest on Securities of the series shall be payable (if other than as provided in Section 3.2);

          (8) the right, if any, of the Issuer to redeem or cause to be redeemed Securities of the series, in whole or in part, at its option and the period or periods within which, the price or prices (and/or method by which such price or prices shall be determined) at which, and any terms and conditions upon which, and the manner in which (if different from the provision of Article XII hereof) Securities of the series may be so redeemed, pursuant to any sinking fund or otherwise;

          (9) the obligation, if any, of the Issuer to redeem, purchase or repay Securities of the series, in whole or in part, pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices (and/or the method by which such price or prices shall be determined) at which, the period or periods within which, and any terms and conditions upon which, and the manner in which (if different from the provisions of Article XII hereof) Securities of the series shall be redeemed, purchased or repaid pursuant to such obligation;

          (10) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

          (11) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof;

          (12) if other than the coin or currency or units thereof in which the Securities of that series are denominated, the coin or currency or units thereof in which payment of the principal of or interest on the Securities of such series shall be payable;

          (13) if the principal of or interest on the Securities of such series are to be payable, at the election of the Issuer or a Holder thereof, in a coin or currency or units thereof other than that in which the Securities are denominated, the period or periods within which, and the terms and conditions upon which, such election may be made;

          (14) if the amount of payments of principal of and/or interest on the Securities of the series may be determined with reference to the value or price of any one or more commodities, currencies or indices, the manner in which such amounts will be determined;

          (15) whether the Securities of the series will be issuable as Registered Securities (and if so, whether such Securities will be issuable as Registered Global Securities) or Unregistered Securities (with or without Coupons), or any combination of the foregoing, any restrictions applicable to the offer, sale or delivery of Unregistered Securities or the payment of interest thereon and, if other than as provided in Section 2.8, the terms upon which Unregistered Securities of any series may be exchanged for Registered Securities of such series and vice versa;

          (16) whether and under what circumstances the Issuer will pay additional amounts on the Securities of the series in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Issuer will have the option to redeem such Securities rather than pay such additional amounts;

          (17) if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;

          (18) any trustees, depositaries, authenticating or paying agents, transfer agents or registrars or any other agents with respect to the Securities of such series;

          (19) any other events of default or covenants not set forth herein with respect to the Securities of such series;

          (20) the terms and conditions upon which and the manner in which Securities of the series may be defeased or discharged if different from the provisions set forth under the defeasance provision herein;

          (21) offices at which presentations and demands may be made and notices may be served, if other than the Corporate Trust Office of the Trustee;

          (22) if the Securities of the series are to be offered and sold in reliance on Rule 144A under the Securities Act and entitled to the benefit of Section 4.2(b); and

          (23) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

     All Securities of any one series and Coupons, if any, appertaining thereto, shall be substantially identical, except in the case of Registered Securities as to denomination and except as may otherwise be provided by or pursuant to the Board Resolution or Officers' Certificate referred to above or as set forth in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and may be issued from time to time, consistent with the terms of this Indenture, if so provided by or pursuant to such Board Resolution, such Officers' Certificate or in any such indenture supplemental hereto.

     2.4 Authentication and Delivery of Securities. The Issuer may deliver Securities of any series having attached thereto appropriate Coupons, if any, executed by the Issuer and the Guarantor, to the Trustee for authentication together with the applicable documents referred to below in this Section, and the Trustee shall thereupon authenticate and deliver such Securities to or upon the order of the Issuer (contained in the Issuer Order referred to below in this Section) or pursuant to such procedures acceptable to the Trustee as may be specified from time to time by an Issuer Order. The maturity date, original issue date, interest rate and any other terms of the Securities of such series and Coupons, if any, appertaining thereto shall be determined by or pursuant to such Issuer Order and procedures. If provided for in such procedures, such Issuer Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Issuer or its duly authorized agent, which instructions shall be promptly confirmed in writing. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive (in the case of subparagraphs (b), (c) and (d) below only at or before the time of the first request of the Issuer to the Trustee to authenticate Securities of such series) and (subject to Section 6.1) shall be fully protected in relying upon, unless and until such documents have been superseded or revoked:

          (a) an Issuer Order requesting such authentication and setting forth delivery instructions if the Securities and Coupons, if any, are not to be delivered to the Issuer, provided that, with respect to Securities of a series subject to a Periodic Offering, (i) such Issuer Order may be delivered by the Issuer to the Trustee prior to the delivery to the Trustee of such Securities for authentication and delivery, (ii) the Trustee shall authenticate and deliver Securities of such series for original issue from time to time, in an aggregate principal amount not exceeding the aggregate principal amount established for such series, pursuant to an Issuer Order or pursuant to procedures acceptable to the Trustee as may be specified from time to time by an Issuer Order, (iii) the maturity date or dates, original issue date or dates, interest rate or rates and any other terms of Securities of such series shall be determined by an Issuer Order or pursuant to such procedures and (iv) if provided for in such procedures, such Issuer Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Issuer or its duly authorized agent or agents, which oral instructions shall be promptly confirmed in writing;

          (b) any Board Resolution, Officers' Certificate and/or executed supplemental indenture referred to in Sections 2.1 and 2.3 by or pursuant to which the forms and terms of the Securities and Coupons, if any, were established;

          (c) an Officers' Certificate setting forth the form or forms and terms of the Securities and Coupons, if any, stating that the form or forms and terms of the Securities and Coupons, if any, have been established pursuant to Sections 2.1 and 2.3 and comply with this Indenture, and covering such other matters as the Trustee may reasonably request; and

          (d) at the option of the Issuer, either an Opinion of Counsel, or a letter addressed to the Trustee permitting it to rely on an Opinion of Counsel, substantially to the effect that:

               (1) the forms and terms of the Securities and Coupons, if any, have been duly authorized and established in conformity with the provisions of this Indenture;

               (2) when the Securities and Coupons, if any, have been executed by the Issuer and the Guarantor and authenticated by the Trustee in accordance with the provisions of this Indenture and delivered to and paid for by the purchasers thereof, they will be entitled to the benefits of this Indenture, will have been duly issued under this Indenture and will be valid and binding obligations of the Issuer, and the related Guarantees will be valid and binding obligations of the Guarantor, enforceable against the Issuer and the Guarantor, respectively, in accordance with their respective terms; and

               (3) the execution and delivery by the Issuer of, and the performance by the Issuer of its obligations under, the Securities and Coupons, if any, will not contravene any provision of the certificate of incorporation or bylaws of the Issuer or any agreement or other instrument binding upon the Issuer or, to the best of such counsel's knowledge, but without any independent investigation, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Issuer, and no consent, approval or authorization of any governmental body or agency is required for the performance by the Issuer of its obligations under the Securities and Coupons, if any, except such as are specified and have been obtained and such as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Securities and Coupons, if any.

     In rendering such opinions, such counsel may qualify any opinions as to enforceability by stating that such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting the rights and remedies of creditors and is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Such counsel may rely, as to all matters except those governed by the Federal law of the United States, upon opinions of other counsel (copies of which shall be delivered to the Trustee), who shall be counsel reasonably satisfactory to the Trustee, in which case the opinion shall state that such counsel believes he and the Trustee are entitled so to rely. Such counsel may also state that, insofar as such opinion involves factual matters, he has relied, to the extent he deems proper, upon certificates of officers of the Issuer and its subsidiaries and certificates of public officials.

     The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Issuer or if the Trustee in good faith by its board of directors or board of trustees, executive committee, or a trust committee of directors or trustees or Responsible Officers shall determine that such action would expose the Trustee to personal liability to existing Holders or would affect the Trustee's own rights, duties or immunities under the Securities, this Indenture or otherwise.

     If the Issuer shall establish pursuant to Section 2.3 that the Securities of a series are to be issued in the form of one or more Registered Global Securities, then the Issuer and the Guarantor shall execute and the Trustee shall, in accordance with this Section and the Issuer Order with respect to such series, authenticate and deliver one or more Registered Global Securities that
(i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all or a portion of the Securities of such series issued and not yet canceled or exchanged, (ii) shall be registered in the name of the Depositary for such Registered Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions and (iv) shall bear a legend substantially to the following effect:

     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

     Each Depositary designated pursuant to Section 2.3 must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act and any other applicable law or regulation.

     2.5 Execution of Securities. The Securities and, if applicable, each Coupon appertaining thereto shall be signed on behalf of the Issuer by an officer of the Issuer and on behalf of the Guarantor, by an officer of the Guarantor, under their respective corporate seals (except in the case of Coupons) which may, but need not, be attested. Such signatures may be the manual or facsimile signatures of the present or any future such officers. The seal may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

     In case any officer of the Issuer or of the Guarantor, as the case may be, who shall have signed any of the Securities or Coupons, if any, shall cease to be such officer before the Security or Coupon so signed (or the Security to which the Coupon so signed appertains) shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security or Coupon nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security or Coupon had not ceased to be such officer of the Issuer or of the Guarantor, as the case may be; and any Security or Coupon may be signed on behalf of the Issuer or of the Guarantor, as the case may be, by such persons as, at the actual date of the execution of such Security or Coupon, shall be the proper officers of the Issuer or of the Guarantor, as the case may be, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

     2.6  Certificate  of  Authentication.  Except as provided  in Section  6.13 hereof, only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee by the manual signature of one of its authorized officers, shall be entitled to the benefits of this Indenture and the related Guarantees or be valid or obligatory for any purpose. No Coupon shall be entitled to the benefits of this Indenture and the related Guarantees or shall be valid and obligatory for any purpose until the certificate of authentication on the Security to which such Coupon appertains shall have been duly executed by the Trustee. The execution of such certificate by the Trustee upon any Security executed by the Issuer and by the Guarantor shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture and the related Guarantees.

     2.7  Denomination  and  Date  of  Securities;  Payments  of  Interest.  The
Securities of each series shall be issuable as Registered Securities or Unregistered Securities in denominations as shall be specified pursuant to
Section 2.3 or, if not so established, in denominations of $1,000 and any integral multiple thereof. The Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Issuer executing the same may determine with the approval of the Trustee, as evidenced by the execution and authentication thereof.

     Each Registered Security shall be dated the date of its authentication. Each Unregistered Security shall be dated as specified pursuant to Section 2.3. The Securities of each series shall bear interest, if any, from the date, and such interest shall be payable on the dates, established as contemplated by
Section 2.3.

     The Person in whose name any Registered Security of any series is registered at the close of business on any record date applicable to such series with respect to any interest payment date for such series shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding any transfer or exchange of such Registered Security subsequent to the record date and prior to such interest payment date, except in the case of any such transfer or exchange if and to the extent the Issuer shall default in the payment of the interest due on such interest payment date for such series, in which case such defaulted interest shall be paid by the Issuer or the Guarantor to the Persons in whose names Outstanding Registered Securities for such series are registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer or the Guarantor to the Holders of Registered Securities not less than 15 days preceding such subsequent record date. The term "record date" as used with respect to any interest payment date (except a date for payment of defaulted interest) for the Securities of any series shall mean the date specified as such in the terms of the Registered Securities of such series, or, if no such date is so specified, if such interest payment date is the first day of a calendar month, the fifteenth day of the next preceding calendar month or, if such interest payment date is the fifteenth day of a calendar month, the first day of such calendar month, whether or not such record date is a Business Day.

     2.8 Registration, Transfer and Exchange. (a) General Procedures. The Issuer will keep at each office or agency to be maintained for the purpose as provided in Section 3.2 for each series of Securities a register or registers in which, subject to such reasonable regulations as it may prescribe, it will provide for the registration of Registered Securities of such series and the registration of transfer of Registered Securities of such series. Such register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such register or registers shall be open for inspection by the Trustee.

     Upon due presentation for registration of transfer of any Registered Security of any series at any such office or agency to be maintained for the purpose as provided in Section 3.2, the Issuer and the Guarantor shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Registered Security or Registered Securities of the same series, of like tenor, in authorized denominations for a like aggregate principal amount.

     Unregistered Securities (except for any temporary global Unregistered Securities) and Coupons (except for Coupons attached to any temporary global Unregistered Securities) shall be transferable by delivery.

     At the option of the Holder thereof, any Security may be exchanged as provided below for a Security of the same series, in authorized denominations, of like tenor and in an equal aggregate principal amount upon surrender of such Security at an office or agency to be maintained for such purpose in accordance with Section 3.2 or as specified pursuant to Section 2.3, and the Issuer and the Guarantor shall execute, and the Trustee shall authenticate and deliver in exchange therefor, the Security or Securities which the Holder making the exchange shall be entitled to receive bearing a number or other distinguishing symbol not contemporaneously outstanding. Subject to the foregoing, (i) a Registered Security of any series (other than a Registered Global Security, except as set forth below) may be exchanged for a Registered Security or Securities of the same series; (ii) if the Securities of any Series are issued in both registered and unregistered form, except as otherwise specified pursuant to Section 2.3, an Unregistered Security may be exchanged for a Registered Security or Securities of the same series, but a Registered Security may not be exchanged for an Unregistered Security or Securities; and (iii) if Unregistered

Securities of any series are issued in more than one authorized denomination, except as otherwise specified pursuant to Section 2.3, any such Unregistered Security may be exchanged for an Unregistered Security or Securities of the same series; provided that in connection with the surrender of any Unregistered Securities that have Coupons attached, all unmatured Coupons and all matured Coupons in default must be surrendered with the Securities being exchanged.

     All Registered Securities presented for registration of transfer, exchange, redemption, repurchase or payment shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder or his attorney duly authorized in writing.

     The Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities. No service charge shall be made for any such transaction.

     The Issuer shall not be required to exchange or register a transfer of (a) any Securities of any series for a period of 15 days next preceding the first mailing of notice of redemption of Securities of such series to be redeemed or
(b) any Securities selected, called or being called for redemption, in whole or in part, except, in the case of any Security to be redeemed in part, the portion thereof not so to be redeemed.

               (b) Book-entry Provisions for Global Securities. Notwithstanding any other provision of this Section 2.8, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Registered Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

     Neither the Issuer, the Guarantor, the Trustee, nor any of their agents shall have any responsibility or liability for any aspect of the records relating to, or payments made on account of beneficial ownership interests of, a Registered Global Security, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Registered Global Security, and the Depositary may be treated by the Issuer, the Guarantor, the Trustee and any agent of the Issuer, the Guarantor or the Trustee as the absolute owner of such Registered Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Guarantor, the Trustee or any agent of the Issuer, the Guarantor or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a beneficial owner of any Security. The Holder of a Registered Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities. Interests of beneficial owners in a Registered Global Security may be transferred in accordance with the applicable rules and procedures of the Depositary and the provisions of this Section.

     If at any time the Depositary for any Registered Securities of a series represented by one or more Registered Global Securities notifies the Issuer that it is unwilling or unable to continue as Depositary for such Registered Securities or if at any time the Depositary for such Registered Securities shall no longer be eligible under Section 2.4, the Issuer shall appoint a successor
Depositary   eligible  under  Section  2.4  with  respect  to  such   Registered
Securities. If a successor Depositary eligible under Section 2.4 for such Registered Securities is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such ineligibility, the Issuer's election pursuant to Section 2.3 that such Registered Securities be represented by one or more Registered Global Securities shall no longer be effective and the Issuer and the Guarantor will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form without Coupons, in any authorized denominations, of like tenor, in an aggregate principal amount equal to the principal amount of the Registered Global Security or Securities representing such Registered Securities in exchange for such Registered Global Security or Securities.

     The Issuer may at any time and in its sole discretion determine that the Registered Securities of any series issued in the form of one or more Registered Global Securities shall no longer be represented by a Registered Global Security or Securities. In such event the Issuer and the Guarantor will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form without Coupons, in any authorized denominations, of like tenor, in an aggregate principal amount equal to the principal amount of the Registered Global Security or Securities representing such Registered Securities, in exchange for such Registered Global Security or Securities.

     If specified by the Issuer pursuant to Section 2.3 with respect to Securities represented by a Registered Global Security, the Depositary for such Registered Global Security may surrender such Registered Global Security in exchange in whole or in part for Securities of the same series in definitive registered form on such terms as are acceptable to the Issuer and such Depositary. Thereupon, the Issuer and the Guarantor shall execute, and the Trustee shall authenticate and deliver, without service charge,

               (i) to the Person specified by such Depositary a new Registered Security or Securities of the same series, of any authorized denominations as requested by such Person, of like tenor, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Registered Global Security; and

               (ii) to such Depositary a new Registered Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Registered Global Security and the aggregate principal amount of Registered Securities authenticated and delivered pursuant to clause (i) above.

     Upon the exchange of a Registered Global Security for Securities in definitive registered form without coupons, of like tenor, in authorized denominations, such Registered Global Security shall be canceled by the Trustee or an agent of the Issuer or the Trustee. Securities in definitive registered form without coupons issued in exchange for a Registered Global Security pursuant to this Section 2.8 shall be registered in such names and in such authorized denominations as the Depositary for such Registered Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Issuer or the Trustee. The Trustee or such agent shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

     All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Issuer and, in the case of the Guarantees, of the Guarantor, evidencing the same debt, and entitled to the same benefits under this Indenture and the Guarantees, as the Securities surrendered upon such transfer or exchange.

     Notwithstanding anything herein or in the terms of any series of Securities to the contrary, none of the Issuer, the Trustee or any agent of the Issuer or the Trustee (any of which, other than the Issuer, shall rely on an Officers'
Certificate and an Opinion of Counsel) shall be required to exchange any Unregistered Security for any Outstanding Registered Security if such exchange would result in adverse tax consequences to the Issuer (such as, for example, the inability of the Issuer to deduct from its income, as computed for tax purposes, the interest payable on the Unregistered Securities) under then applicable tax laws.

     2.9 Mutilated, Defaced, Destroyed, Lost and Stolen Securities. In case any temporary or definitive Security or any Coupon appertaining to any Security shall become mutilated, defaced or be destroyed, lost or stolen, in the discretion of the Issuer and the Guarantor, the Issuer and the Guarantor may execute, and upon the written request of any officer of the Issuer, the Trustee shall authenticate and deliver a new Security of the same series, of like tenor, bearing a number or other distinguishing symbol not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen with Coupons corresponding to the Coupons appertaining to the Securities so mutilated, defaced, destroyed, lost or stolen, or in exchange or substitution for the Security to which such mutilated, defaced, destroyed, lost or stolen Coupon appertained, with Coupons appertaining thereto corresponding to the Coupons so mutilated, defaced, destroyed, lost or stolen. In every case the applicant for a substitute Security or Coupon shall furnish to the Issuer and the Guarantor and to the Trustee and any agent of the Issuer and the Guarantor or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security or Coupon and of the ownership thereof and in the case of mutilation or defacement shall surrender the Security and related Coupons to the Trustee or such agent.

     Upon the issuance of any substitute Security or Coupon, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) or its agent connected therewith. In case any Security or Coupon which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may instead of issuing a substitute Security, pay or authorize the payment of the same or the relevant Coupon (without surrender thereof except in the case of a mutilated or defaced Security or Coupon), if the applicant for such payment shall furnish to the Issuer and the Guarantor and to the Trustee and any agent of the Issuer and the Guarantor or the Trustee such security or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer and the Guarantor and the Trustee and any agent of the Issuer and the Guarantor or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security or Coupon and of the ownership thereof.

     Every substitute Security or Coupon of any series issued pursuant to the provisions of this Section by virtue of the fact that any such Security or Coupon is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security or Coupon shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities or Coupons of such series duly authenticated and delivered hereunder. All Securities and Coupons shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced or destroyed, lost or stolen Securities and Coupons and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

     2.10 Cancellation of Securities; Destruction Thereof. All Securities and Coupons surrendered for payment, repurchase, redemption, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, if surrendered to the Issuer or any agent of the Issuer or the Trustee or any agent of the Trustee, shall be delivered to the Trustee or its agent for cancellation or, if surrendered to the Trustee, shall be cancelled by it; and no Securities or Coupons shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee or its agent shall destroy cancelled Securities and Coupons held by it and deliver a certificate of destruction to the Issuer upon written request. If the Issuer or its agent shall acquire any of the Securities or Coupons, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities or Coupons unless and until the same are delivered to the Trustee or its agent for cancellation.

     2.11 Temporary Securities. Pending the preparation of definitive Securities for any series, the Issuer and the Guarantor may execute and the Trustee shall authenticate and deliver temporary Securities for such series (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities of any series shall be issuable as Registered Securities without coupons, or as Unregistered Securities with or without coupons attached thereto, of any authorized denomination, and substantially in the form of the definitive Securities of such series but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Issuer with the concurrence of the Trustee as evidenced by the execution and authentication thereof. Temporary Securities may contain such references to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Issuer and the Guarantor and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive

Securities. Without unreasonable delay, the Issuer and the Guarantor shall execute and shall furnish definitive Securities of such series and thereupon temporary Securities of such series may be surrendered in exchange therefor without charge, in the case of Registered Securities, at each office or agency to be maintained by the Issuer for that purpose pursuant to Section 3.2 and, in the case of Unregistered Securities, at any office or agency maintained by the Issuer for such purpose as specified pursuant to Section 2.3, and the Trustee shall authenticate and deliver in exchange for such temporary Securities of such series an equal aggregate principal amount of definitive Securities of the same series having authorized denominations and, in the case of Unregistered Securities, having attached thereto any appropriate Coupons. Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of such series, unless otherwise established pursuant to Section 2.3. The provisions of this Section are subject to any restrictions or limitations that may be established with respect to the Securities of any series pursuant to Section 2.3 (including any provision that Unregistered Securities of such series initially be issued in the form of a single global Unregistered Security to be delivered to a depositary or an agency located outside the United States and the procedures pursuant to which definitive or global Unregistered Securities of such series would be issued in exchange for such temporary global Unregistered Security).

     2.12 CUSIP Numbers. The Issuer in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such notice of redemption shall not be affected by any defect in or omission of such numbers.

     2.13 Certain Restrictive Legends.

          (a) Private Placement Legend. Except as set forth in Section 2.14(i), unless and until an Initial Note is (i) sold pursuant to an effective registration statement, whether pursuant to the Registration Rights
     Agreement or otherwise or (ii) exchanged for an Exchange Note in an exchange offer pursuant to an effective exchange offer registration statement pursuant to the Registration Rights Agreement, (A) any Registered Global Security representing such Initial Note or any definitive certificated Security representing such Initial Note shall bear the following legend set forth below (the "Private Placement Legend") on the face thereof and (B) any Offshore Global Security representing such Initial Note shall bear the Private Placement Legend on the face thereof until the termination of the Restricted Period and receipt by the Issuer and the Trustee of a certificate substantially in the form provided in Exhibit B with respect to the entire principal amount of such Temporary Offshore Global Security:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE

     OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

     THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS
     PURCHASED SECURITIES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF OR THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY:

               (A) TO THE ISSUER OR THE GUARANTOR,

               (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT,

               (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A,

               (D)  PURSUANT  TO OFFERS  AND SALES THAT  OCCUR  OUTSIDE  THE
          UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT,

               (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN
          INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR

               (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE
          DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

          (b) Effect of Private Placement Legend. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.

          (c) Regulation S Legend. Each Temporary Offshore Global Security shall bear the following legend on the face thereof:

          THIS NOTE IS A TEMPORARY GLOBAL SECURITY. PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD APPLICABLE HERETO, BENEFICIAL INTERESTS HEREIN MAY NOT BE HELD BY ANY PERSON OTHER THAN (1) A NON-U.S. PERSON OR (2) A U.S. PERSON WHO PURCHASED SUCH INTEREST IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), PURSUANT TO RULE 144A THEREUNDER. BENEFICIAL INTERESTS HEREIN ARE NOT EXCHANGEABLE FOR PHYSICAL NOTES OTHER THAN A PERMANENT GLOBAL NOTE IN ACCORDANCE WITH THE TERMS OF THE INDENTURE. TERMS IN THIS LEGEND ARE USED AS USED IN REGULATION S UNDER THE SECURITIES ACT.

     2.14 Transfer Restrictions and Other Transfer Provisions. The provisions of this Section 2.14 shall apply to all transfers involving any physical notes and any beneficial interest in any Registered Global Security. A Security that is a Restricted Security may not be transferred other than as provided in this
Section 2.14. A beneficial interest in a Registered Global Security that is a Restricted Security may not be exchanged for a beneficial interest in another Registered Global Security other than through a transfer in compliance with this
Section 2.14. Unless and until an Initial Note is sold pursuant to an effective registration statement, whether pursuant to the Registration Rights Agreement or otherwise, or is exchanged for an Exchange Note in the exchange offer contemplated by the Registration Rights Agreement pursuant to an effective registration statement, or the Resale Restriction Termination Date has occurred with respect to such Initial Note and such Initial Note is not then held by an Affiliate of the Issuer, the following provisions shall apply with respect to such Initial Note:

          (a) Transfers to Non-QIB Institutional Accredited Investors. With respect to the registration of any proposed transfer of a Security that is a Restricted Security to any Institutional Accredited Investor that is not a QIB,

          (i) the registrar shall register such transfer

               (A) if it complies with all other applicable requirements of this Indenture;

               (B) the proposed transferee has delivered to the registrar a certificate substantially in the form of Exhibit D, and such transfer is in respect of an aggregate principal amount of Securities of not less than $250,000; and

               (C) if the proposed transferor is an Agent Member or is acting through an Agent Member holding a beneficial interest in a Registered Global Security, upon receipt by the registrar of written instructions given in accordance with the Depositary's and the registrar's procedures; and

          (ii) the registrar shall (A) reflect on its books and records (and make a notation on the relevant Registered Global Security of) the date and a decrease in the principal amount of the relevant Registered Global Security in an amount equal to the principal amount of the beneficial interest in the relevant Registered Global Security to be transferred or
     (B) cancel the physical note so transferred and deliver to the transferee one or more physical notes of like tenor and aggregate principal amount.

Each of the Issuer, the Guarantor and the Trustee may require additional opinions, certifications or other evidence as may be reasonably required to confirm that any such proposed transfer is being made in compliance with the Securities Act and applicable state securities laws.

          (b) Transfers to QIBs. With respect to the registration of any proposed transfer of a Security that is a Restricted Security to a QIB,

          (i) the registrar shall register such transfer

               (A) if it complies with all other applicable requirements of this Indenture;

               (B) the proposed transferor has checked the box provided for on the form of such Security stating, or has otherwise certified to the Issuer and the registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of such Security stating, or has otherwise certified to the Issuer and the registrar in writing, that it is purchasing such Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A; and

               (C) if the proposed transferor or transferee is an Agent Member or is acting through an Agent Member, upon receipt by the registrar of written instructions given in accordance with the Depositary's and the registrar's procedures; and

          (ii) the registrar shall (A) cancel the physical note so transferred or (B) reflect on its books and records (and make a notation on the relevant Registered Global Security of) the date and a decrease in the principal amount of the transferor Registered Global Security, as the case may be, and the registrar shall (x) reflect on its books and records (and make a notation on the relevant Registered Global Security of) the date and an increase in the principal amount of the transferee Registered Global Security or (y) deliver to the transferee one or more physical notes of like tenor and aggregate principal amount.

Each of the Issuer, the Guarantor and the Trustee may require additional opinions, certifications or other evidence as may be reasonably required to confirm that any such proposed transfer is being made in compliance with the Securities Act and applicable state securities laws.

          (c)   Transfers  of  Interests  in  the  Temporary   Offshore   Global
     Securities. With respect to the registration of any proposed transfer of interests in any Temporary Offshore Global Security,

          (i) the registrar shall register the transfer of any interest in such Security only

               (A) if the proposed transferee is a Non-U.S. Person and the proposed transferor has delivered to the registrar a certificate substantially in the form of Exhibit C hereto and proposes to take delivery in the form of an interest in the Temporary Offshore Global Security; or

               (B) if the proposed transferee is a QIB and the proposed transferor has checked the box provided for on the form of the Security stating, or has otherwise certified to the Issuer and the registrar in writing, that the sale has been made in compliance with provisions of Rule 144A to a transferee who has signed the certification provided for on the form of the Security stating, or has otherwise advised the Issuer and the registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A; and

               (C) upon receipt by the registrar of written instructions given in accordance with the Depositary's and the registrar's procedures; and

          (ii) the registrar shall reflect on its books and records (and make a notation on the relevant Registered Global Security of) the date and an increase in the principal amount of the transferee Registered Global Security, in an amount equal to the principal amount of the Temporary Offshore Global Security to be transferred, and the registrar shall reflect on its books and records (and make a notation on the relevant Registered Global Security of) the date and a decrease in the principal amount of the transferor Temporary Offshore Global Security.

Each of the Issuer, the Guarantor and the Trustee may require additional opinions, certifications or other evidence as may be reasonably required to confirm that any such proposed transfer is being made in compliance with the Securities Act and applicable state securities laws.

          (d) Transfers to Non-U.S. Persons. With respect to the registration of any proposed transfer of a Security that is a Restricted Security to a Non-U.S. Person (except for any transfer of a Temporary Offshore Global Security referred to above)

          (i) the registrar shall register such transfer:

               (A) if it complies with all other applicable requirements of this Indenture;

               (B) if the proposed transfer is to be made prior to the end of the Restricted Period, upon receipt of a certificate substantially in the form of Exhibit C hereto from the proposed transferor;

               (C) if the proposed transfer is to be made after the end of the Restricted Period and the Security to be transferred is a U.S. certificated note or an interest in a U.S. Registered Global Security, only upon receipt of a certificate substantially in the form of Exhibit C from the proposed transferor; and

               (D) if the proposed transferor or transferee is an Agent Member or is acting through an Agent Member, upon receipt by the registrar of written instructions in accordance with the Depositary's and the registrar's procedures; and

          (ii) the registrar shall (A) reflect on its books and records (and make a notation on the relevant Registered Global Security of) the date and a decrease in the principal amount of the transferor Registered Global Security in an amount equal to the principal amount to be transferred or
     (B) cancel the physical notes so transferred, as the case may be, and the registrar shall (x) reflect on its books and records (and make a notation on the relevant Registered Global Security of) the date and an increase in the principal amount of the transferee Offshore Global Security or (y) deliver to the transferee one or more physical notes of like tenor and aggregate principal amount.

Each of the Issuer, the Guarantor and the Trustee may require additional opinions, certifications or other evidence as may be reasonably required to confirm that any such proposed transfer is being made in compliance with the Securities Act and applicable state securities laws.

          (e) Transfers pursuant to Rule 144. With respect to the registration of any proposed transfer of a Security that is a Restricted Security pursuant to the exemption from registration under the Securities Act provided by Rule 144 thereunder,

          (i) the registrar shall register such transfer

               (A) if it complies with all other requirements of this Indenture;

               (B) if such transfer is being made by a proposed transferor who has checked the box provided for on the form of such Security stating, or has otherwise certified to the Issuer and the registrar in writing, that the sale has been made in compliance with the provisions of Rule 144; and

               (C) if the proposed transferor or transferee is an Agent Member or is acting through an Agent Member, upon receipt by the registrar of written instructions given in accordance with the Depositary's and the registrar's procedures; and

          (ii) the registrar shall (a) reflect on its books and records (and make a notation on the relevant Registered Global Security of) the date and a decrease in the principal amount of such transferor Registered Global Security in an amount equal to the principal amount to be transferred or
     (b) cancel the physical note so transferred and the registrar shall (x) reflect on its books and records (and make a notation on the relevant Registered Global Security of) the date and an increase in the principal amount of the transferee Registered Global Security or (y) deliver to the transferee physical notes in like tenor and aggregate principal amount.

Each of the Issuer, the Guarantor and the Trustee may require additional opinions, certifications or other evidence as may be reasonably required to confirm that any such proposed transfer is being made in compliance with the Securities Act and applicable state securities laws.

          (f) Transfers to the Issuer or the Guarantor. With respect to the registration of any proposed transfer of a Security to the Issuer or the Guarantor,

          (i) the registrar shall register such transfer

               (A) if it complies with all other requirements of this Indenture;

               (B) if such transfer is being made by a proposed transferor who has checked the box provided for on the form of such Security stating, or has otherwise certified to the Issuer and the registrar in writing, that the sale has been made to the Issuer; and

               (C) if the proposed transferor is an Agent Member or is acting through an Agent Member, upon receipt by the registrar of written instructions given in accordance with the Depositary's and the registrar's procedures; and

          (ii) the registrar shall (A) reflect on its books and records (and make a notation on the relevant Registered Global Security of) the date and a decrease in the principal amount of such transferor Registered Global Security in an amount equal to the principal amount to be transferred or
     (B) cancel the physical note so transferred, as the case may be, and the registrar shall deliver physical notes to the Issuer in like tenor and aggregate principal amount.

          (g) Interests in the Offshore Global Security Prior to the Termination of the Restricted Period. Notwithstanding anything to the contrary contained in this Indenture, until the termination of the Restricted Period occurs and appropriate certification substantially in the form of Exhibit B is made as provided in Section 2.1, beneficial interests in the Offshore Global Security may be held only in or through accounts maintained at the Depositary by Euroclear or Clearstream, and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account, and no physical notes may be issued in exchange therefor.

          (h) Other Transfers. The registrar shall effect and register, upon receipt of a written request from the Issuer to do so, a transfer not otherwise permitted by this Section 2.14(h), such registration to be done in accordance with the otherwise applicable provisions of this Section 2.14(h), upon the furnishing by the proposed transferor or transferee of a written opinion of counsel (which opinion and counsel must be reasonably satisfactory to the Issuer and the Trustee) to the effect that, and such other certifications or evidence as the Issuer may require to confirm that, the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and otherwise in compliance with applicable state securities laws.

          (i) Legends on Transferred Securities. Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the registrar shall deliver only Securities that bear the Private Placement Legend, unless (i) the requested transfer is after the relevant Resale Restriction Termination Date with respect to such Securities, (ii) upon written request of the Issuer after there is delivered to the registrar an opinion of counsel (which opinion and counsel must be reasonably satisfactory to the Issuer and the Trustee) to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act, (iii) with respect to an Offshore Global Security, with the agreement of the Issuer on or after the termination of the Restricted Period with respect to such Security, (iv) such Securities are sold or exchanged pursuant to an effective registration statement under the Securities Act or (v) such Securities are sold pursuant to Rule 144 and the requirements of this Indenture.

                                  ARTICLE III

                CERTAIN COVENANTS OF THE ISSUER AND THE GUARANTOR

     3.1 Payment of Principal and Interest. The Issuer covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of, and interest on, each of the Securities of such series (together with any additional amounts payable pursuant to the terms of such Securities) at the place or places, at the respective times and in the manner provided in such Securities and in the Coupons appertaining thereto and in this Indenture. The interest on Unregistered Securities with Coupons attached shall be payable only upon presentation and surrender of the Coupons evidencing the right to such installment of interest as they severally mature. If any temporary Unregistered Security provides that interest thereon may be paid while such Security is in temporary form, the interest on any such temporary Unregistered Security shall be paid, as to the installments of interest evidenced by Coupons attached thereto, if any, only upon presentation and surrender thereof, and, as to the other installments of interest, if any, only upon presentation of such Securities for notation thereon of the payment of such interest, in each case subject to any restrictions that may be established pursuant to Section 2.3. The interest on Registered Securities (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only to or upon the written order of the Holders entitled thereto and, at the option of the Issuer, may be paid by wire transfer or by mailing checks for such interest payable to or upon the written order of such Holders at their last addresses as they appear on the registry books of the Issuer. For the purposes of the Interest Act (Canada), if in this Indenture or in any Security a rate of interest is or is to be calculated on the basis of a period which is less than a full calendar year, the yearly rate of interest to which such rate is equivalent shall be such rate multiplied by the actual number of days in the calendar year for which such calculation is made and divided by the number of days in such period. The rates of interest set forth in this Indenture or in any Security will be calculated using the nominal rate method of calculation and will not be calculated using the effective rate method of calculation or on any other basis that gives effect to the principle of deemed re-investment of interest. In calculating interest or fees payable under this Indenture or on or with respect to a Security for any period, unless otherwise provided, the first day of such period shall be included and the last day of such period shall be excluded.

     3.2 Offices for Payments, etc. The Issuer will maintain in the Borough of Manhattan, The City of New York, an agency where the Registered Securities of each series may be presented for payment, an agency where the Securities of each series may be presented for exchange as is provided in this Indenture and, if applicable, pursuant to Section 2.3 an agency where the Registered Securities of each series may be presented for registration of transfer as in this Indenture provided.

     The Issuer will maintain one or more agencies in a city or cities located outside the United States (including any city in which such an agency is required to be maintained under the rules of any stock exchange on which the Securities of such series are listed) where the Unregistered Securities, if any, of each series and Coupons, if any, appertaining thereto may be presented for payment. No payment on any Unregistered Security or Coupon will be made upon presentation of such Unregistered Security or Coupon at an agency of the Issuer within the United States nor will any payment be made by transfer to an account in, or by mail to an address in, the United States unless pursuant to applicable

United States laws and regulations then in effect such payment can be made without adverse tax consequences to the Issuer. Notwithstanding the foregoing, payments in Dollars of Unregistered Securities of any series and Coupons appertaining thereto which are payable in Dollars may be made at an agency of the Issuer maintained in the Borough of Manhattan, The City of New York if such payment in Dollars at each agency maintained by the Issuer outside the United States for payment on such Unregistered Securities is illegal or effectively precluded by exchange controls or other similar restrictions.

     Each of the Issuer and the Guarantor will maintain in the Borough of Manhattan, The City of New York, an agency where notices and demands to or upon the Issuer or the Guarantor in respect of the Securities of any series, the Coupons appertaining thereto or this Indenture may be served.

     The Issuer will give to the Trustee written notice of the location of each such agency and of any change of location thereof. In case the Issuer or the Guarantor shall fail to maintain any agency required by this Section to be located in the Borough of Manhattan, The City of New York, or shall fail to give such notice of the location or of any change in the location of any of the above agencies, presentations and demands may be made and notices may be served at the Corporate Trust Office of the Trustee.

     The Issuer may from time to time designate one or more additional agencies where the Securities of a series and Coupons appertaining thereto may be presented for payment, where the Securities of that series may be presented for exchange as provided in this Indenture and where the Registered Securities of that series may be presented for registration of transfer as in this Indenture provided, and the Issuer may from time to time rescind any such designation, as the Issuer may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain the agencies provided for in the immediately preceding paragraphs. The Issuer will give to the Trustee prompt written notice of any such designation or rescission thereof.

     3.3 Appointment to Fill a Vacancy in Office of Trustee. The Issuer, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.10, a Trustee, so that there shall at all times be a Trustee with respect to each series of Securities hereunder.

     3.4 Paying Agents. Whenever the Issuer shall appoint a paying agent other than the Trustee with respect to the Securities of any series, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section that such paying agent,

          (a) will hold all sums received by it as such agent for the payment of the principal of or interest on the Securities of such series (whether such sums have been paid to it by the Issuer or by any other obligor on the Securities of such series) in trust for the benefit of the Holders of the Securities of such series, or Coupons appertaining thereto, or of the Trustee, until such sums shall be paid to such holders or otherwise disposed of as herein provided;

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

          (b) will give the Trustee notice of any failure by the Issuer (or by any other obligor on the Securities of such series) to make any payment of the principal of or interest on the Securities of such Series when the same shall be due and payable, and

          (c) at any time during the continuance of any such failure, upon the written request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust by such paying agent.

     The Issuer will, on or prior to each due date of the principal of or interest on the Securities of such series, deposit with the paying agent a sum sufficient to pay such principal or interest so becoming due, and (unless such paying agent is the Trustee) the Issuer will promptly notify the Trustee of its action or any failure to take such action.

     If the Issuer, the Guarantor, any Subsidiary or any Affiliate of the Issuer or the Guarantor, shall act as paying agent with respect to the Securities of any series, it will, on or before each due date of the principal of or interest on the Securities of such series, set aside, segregate and hold in trust for the benefit of the Holders of the Securities of such series or the Coupons appertaining thereto a sum sufficient to pay such principal or interest so becoming due. The Issuer will promptly notify the Trustee of its action or any failure to take such action.

     Anything in this Section to the contrary notwithstanding, the Issuer may at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid, or by Issuer Order direct any paying agent to pay to the Trustee all sums held in trust for any such series by the Issuer or any paying agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

     Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 10.3 and 10.4.

     3.5 Written Statement to Trustee. Each of the Issuer and the Guarantor will deliver to the Trustee annually, commencing May 23, 2003, a certificate, from its principal executive officer, principal financial officer or principal accounting officer, stating whether or not to the best knowledge of the signer thereof the Issuer or the Guarantor, as the case may be, is in compliance (without regard to periods of grace or notice requirements) with all conditions and covenants under this Indenture, and if the Issuer or the Guarantor, as the case may be, shall not be in compliance, specifying such non-compliance and the nature and status thereof of which such signer may have knowledge.

     3.6 Luxembourg Publications. In the event of the publication of any notice pursuant to Section 5.11, 6.10(a), 6.11, 8.2, 10.4, 12.2 or 12.5, the party making such publication in the Borough of Manhattan, The City of New York and London shall also, to the extent that notice is required to be given to Holders of Securities of any series by applicable Luxembourg law or stock exchange regulation, as evidenced by an Officers' Certificate delivered to such party, make a similar publication in Luxembourg.

     3.7 Certain Covenants Applicable to the Securities; Limitations on Liens. For the benefit of Holders of the Securities, the Guarantor covenants in this Indenture that it will not, and will not permit any Subsidiary to, issue, incur, create, assume or guarantee any debt for borrowed money (including all obligations evidenced by bonds, debentures, notes or similar instruments) secured by a mortgage, security interest, pledge, lien, charge or other encumbrance ("mortgage") upon any Principal Property or upon any shares of stock or indebtedness of any Subsidiary that owns or leases a Principal Property (whether such Principal Property, shares or indebtedness are now existing or owed or hereafter created or acquired) without in any such case effectively providing concurrently with the issuance, incurrence, creation, assumption or guaranty of any such secured debt, or the grant of such mortgage, that the Securities (together with, if the Guarantor shall so determine, any other indebtedness of or guarantee by the Guarantor or such Subsidiary ranking equally with the Securities) shall be secured equally and ratably with (or, at the option of the Guarantor, prior to) such secured debt. The foregoing restriction, however, will not apply to each of the following: (a) mortgages on property, shares of stock or indebtedness or other assets of any corporation existing at the time such corporation becomes a Subsidiary, provided that such mortgages or liens are not incurred in anticipation of such corporation's becoming a Subsidiary; (b) mortgages on property, shares of stock or indebtedness or other assets existing at the time of acquisition thereof by the Guarantor or a Subsidiary or to secure the payment of all or any part of the purchase price thereof, or mortgages on property, shares of stock or indebtedness or other assets to secure any debt incurred prior to, at the time of, or within 180 days after, the latest of the acquisition thereof or, in the case of property, the completion of construction, the completion of improvements or the commencement of substantial commercial operation of such property for the purpose of financing all or any part of the purchase price thereof, such construction or the making of such improvements; (c) mortgages to secure indebtedness owing to the Guarantor or to a Subsidiary; (d) mortgages existing at the date of the initial issuance of any Securities then outstanding; (e) mortgages on property of a Person existing at the time such Person is merged into or consolidated with the Guarantor or a Subsidiary or at the time of a sale, lease or other disposition of the properties of a Person as an entirety or substantially as an entirety to the Guarantor or a Subsidiary provided that such mortgage was not incurred in anticipation of such merger or consolidation or sale, lease or other disposition; (f) mortgages in favor of the United States of America or any state, territory or possession thereof (or the District of Columbia), or any department, agency, instrumentality or political subdivision of the United States of America or any state, territory or possession thereof (or the District of Columbia), to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of constructing or improving the property subject to such mortgages; or (g) extensions, renewals or replacements of any mortgage referred to in the foregoing clauses (a), (b),
(d), (e) or (f); provided, however, that the principal amount of indebtedness secured thereby shall not exceed the principal amount of indebtedness so secured at the time of such extension, renewal or replacement. Any mortgages permitted by any of the foregoing clauses (a) through (g) shall not extend to or cover any Principal Property of the Guarantor or such Subsidiary or shares of stock or indebtedness of such Subsidiary, as the case may be, other than the property, including improvements thereto, stock or indebtedness specified in such clauses.

     Notwithstanding the restrictions outlined in the preceding paragraph, the Guarantor or any Subsidiary will be permitted to issue, incur, create, assume or guarantee debt secured by a mortgage which would otherwise be subject to such restrictions, without equally and ratably securing the Securities, provided that after giving effect thereto, the aggregate amount of all debt so secured by mortgages (not including mortgages permitted under clauses (a) through (g) above) does not exceed 20% of the Consolidated Net Tangible Assets of the Guarantor.

     3.8 Limitations on Sale and Lease-Back Transactions. For the benefit of the Holders of the Securities, the Guarantor covenants that it will not, nor will it permit any Subsidiary to, enter into any Sale and Lease-Back Transaction with respect to any Principal Property, other than any such transaction involving a lease for a term of not more than three years or any such transaction between the Guarantor and a Subsidiary or between Subsidiaries, unless: (a) the Guarantor or such Subsidiary would be entitled to incur indebtedness secured by a mortgage on the Principal Property involved in such transaction at least equal in amount to the Attributable Debt with respect to such Sale and Lease-Back Transaction, without equally and ratably securing the Securities, pursuant to the limitation on liens described above; or (b) the proceeds of such transaction are at least equal to the fair market value of the affected Principal Property (as determined in good faith by the Board of Directors of the Guarantor, as evidenced by a Board Resolution of the Guarantor) and the Guarantor applies an amount equal to the greater of the net proceeds of such sale or the Attributable Debt with respect to such Sale and Lease-Back Transaction within 180 days of such sale to either (or a combination of) (i) the retirement (other than any mandatory retirement, mandatory prepayment or sinking fund payment or by payment at maturity) of debt for borrowed money of the Guarantor or a Subsidiary (other than debt that is subordinated to the Securities or debt to the Guarantor or a subsidiary) that matures more than 12 months after its creation of such debt or
(ii) the purchase, construction or development of other comparable property.

     3.9 Corporate Existence. Subject to Article IX, the Guarantor shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate existence of each of its Subsidiaries (including the Issuer) and all rights (charter and statutory) and franchises of the Guarantor and its Subsidiaries, provided that the Guarantor shall not be required to preserve the corporate existence of any Subsidiary other than the Issuer or any such right or franchise if the Guarantor shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Guarantor and its Subsidiaries taken as a whole and that the loss thereof would not have a material adverse effect on the business, prospects, assets or financial condition of the Guarantor and its Subsidiaries taken as a whole and would not have a material adverse effect on the payment and performance of the obligations of the Issuer or the Guarantor under the Securities or the Guarantees, respectively, and this Indenture.

     3.10 Waiver of Stay, Extension or Usury Laws. Each of the Issuer and the Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive it from paying all or any portion of the principal of or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) each of the Issuer and the Guarantor hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

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

                                   ARTICLE IV

                        SECURITYHOLDERS LISTS AND REPORTS
                    BY THE ISSUER, GUARANTOR AND THE TRUSTEE

     4.1 Issuer to Furnish Trustee Information as to Names and Addresses of Securityholders. If and so long as the Trustee shall not be the Security registrar for the Securities of any series, the Issuer and any other obligor on the Securities will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Registered Securities of such series pursuant to Section 312 of the Trust Indenture Act (a) semi-annually not more than 15 days after each record date for the payment of interest on such Registered Securities, as hereinabove specified, as of such record date and on dates to be determined pursuant to Section 2.3 for non-interest bearing Registered Securities in each year, and (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request as of a date not more than 15 days prior to the time such information is furnished.

     4.2 Reports by the Issuer and the Guarantor. (a) Each of the Issuer and the Guarantor covenants to file with the Trustee, within 15 days after it is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports that it may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act or pursuant to Section 314 of the Trust Indenture Act.

          (b) If the Issuer or the Guarantor is not subject to the requirements of Section 13 or Section 15(d) of the Exchange Act, the Issuer and the Guarantor shall furnish to all Holders of Rule 144A Securities and prospective purchasers of Rule 144A Securities designated by the Holders of Rule 144A Securities, promptly upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

     4.3 Reports by the Trustee. Any Trustee's report required under Section 313(a) of the Trust Indenture Act shall be transmitted on or before December 15 in each year beginning December 15, 2002, as provided in Section 313(c) of the Trust Indenture Act, so long as any Securities are Outstanding hereunder, and shall be dated as of a date convenient to the Trustee no more than 60 days prior thereto. A copy of each report at the time of its mailing to Holders of a series of Securities shall be filed by the Issuer or the Guarantor with the Commission and each securities exchange, if any, on which the Securities of such series are listed. The Issuer shall notify the Trustee if and when any series of Securities is listed on any stock exchange.

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

                                   ARTICLE V

                           REMEDIES OF THE TRUSTEE AND
                       SECURITYHOLDERS ON EVENT OF DEFAULT

     5.1 Event of Default Defined; Acceleration of Maturity; Waiver of Default. "Event of Default" with respect to Securities of any series wherever used herein, means each one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) default in the payment of any installment of interest upon any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

          (b) default in the payment of all or any part of the principal on any of the Securities of such series as and when the same shall become due and payable either at maturity, upon any redemption, by declaration or otherwise; or

          (c) failure on the part of the Issuer or the Guarantor duly to observe or perform any other of their respective covenants or agreements in respect of the Securities of such series (other than a covenant or agreement in respect of the Securities of such series a default in the performance or breach of which is elsewhere in this Section specifically dealt with) or in this Indenture contained for a period of 90 days after the date on which written notice specifying such failure, stating that such notice is a "Notice of Default" hereunder and demanding that the Issuer or the Guarantor remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Issuer and the Guarantor by the Trustee, or to the Issuer and the Guarantor and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of all series affected thereby; or

          (d) a court having jurisdiction in the premises shall enter a decree or an order for relief in respect of the Issuer or the Guarantor in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer or the Guarantor or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

          (e) the Issuer or the Guarantor shall commence a voluntary case under any applicable federal, state or foreign bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer or the Guarantor or for any substantial part of its property, or make any general assignment for the benefit of creditors;

          (f) the Guarantor repudiates its obligations under the Guarantees, or the Guarantees become unenforceable or invalid or are no longer in full force and effect, except as expressly contemplated herein; or

          (g) any other Event of Default provided in the supplemental indenture under which such series of Securities is issued or in the form of Security for such series.

     If an Event of Default described in clauses (a), (b), (c) (f) or (g) (if the Event of Default under clause (c) or (g), as the case may be, is with respect to less than all series of Securities then Outstanding) occurs and is continuing, then, and in each and every such case, except for any series of Securities the principal of which shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of each such affected series then Outstanding hereunder (voting as a single class) by notice in writing to the Issuer and the Guarantor (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of any such affected series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all Securities of all such affected series, and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration, the same shall become immediately due and payable. If an Event of Default described in clause (c) or (g) (if the Event of Default under clause (c) or (g), as the case may be, is with respect to all series of Securities then Outstanding), occurs and is continuing, then and in each and every such case, unless the principal of all the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all the Securities then outstanding hereunder (treated as one class), by notice in writing to the Issuer and the Guarantor (and to the Trustee if given by Securityholders), may declare the entire principal (or, if any securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of all the Securities then Outstanding, and interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an Event of Default specified in Section 5.1(d) or (e) occurs, the principal of and accrued interest on the Securities shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholder.

     The foregoing provisions, however, are subject to the condition that if, at any time after the principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of the Securities of any series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer or the Guarantor shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of such series (or of all the Securities, as the case may be) and the principal of any and all Securities of each such series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration (with interest upon such principal and on overdue installments of interest, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of each such series (or at the respective rates of interest or Yields to Maturity of all the Securities, as the case may be) to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee and each predecessor Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and if any and all Events of Default under the Indenture, other than the non-payment of the principal of Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then and in every such case the Holders of a majority in aggregate principal amount of all the Securities of each such series, or of all the Securities, in each case voting as a single class, then Outstanding, by written notice to the Issuer and the Guarantor and to the Trustee, may waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

     For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

     5.2 Collection of Indebtedness by Trustee; Trustee May Prove Debt. The Issuer and Guarantor covenant that (a) in case default shall be made in the payment of any installment of interest on any of the Securities of any series when such interest shall have become due and payable, and such default shall have continued for a period of 30 days or (b) in case default shall be made in the payment of all or any part of the principal of any of the Securities of any series when the same shall have become due and payable, whether upon maturity of the Securities of such series or upon any redemption or by declaration or otherwise, then upon demand of the Trustee, the Issuer or the Guarantor will pay to the Trustee for the benefit of the Holders of the Securities of such series the whole amount that then shall have become due and payable on all Securities of such series, and such Coupons, for principal or interest, as the case may be (with interest to the date of such payment upon the overdue principal and on overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and any expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of its negligence or bad faith.

     Until such demand is made by the Trustee, the Issuer or the Guarantor may pay the principal of and interest on the Securities of any series to the Holders, whether or not the principal of and interest on the Securities of such series be overdue.

     In case the Issuer or the Guarantor shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer, the Guarantor or other obligor upon the Securities and collect in the manner provided by law out of the property of the Issuer, the Guarantor or other obligor upon the Securities, wherever situated the moneys adjudged or decreed to be payable.

     In case there shall be pending proceedings relative to the Issuer, the Guarantor or any other obligor upon the Securities under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency, reorganization or other similar law, or in case a receiver, liquidator, assignee, custodian, or trustee, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or the Guarantor, or its or their property, or such other obligor or its property, or in case of any other comparable judicial proceedings relative to the Issuer, the Guarantor or other obligor upon the Securities, or to the creditors or property of the Issuer, the Guarantor or such other obligor, the Trustee, irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

          (a) to file and prove a claim or claims for the whole amount of principal and interest (or, if the Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) owing and unpaid in respect of the Securities of any series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of gross negligence or bad faith) and of the Securityholders allowed in any judicial proceedings relative to the Issuer, the Guarantor or other obligor upon the Securities, or to the creditors or property of the Issuer, the Guarantor or such other obligor,

          (b) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the Securities of any series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and

          (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Securityholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective


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

     agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of gross negligence or bad faith.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

     All rights of action and of asserting claims under this Indenture, or under any of the Securities of any series or Coupons appertaining to such Securities, may be enforced by the Trustee without the possession of any of the Securities of such series or Coupons appertaining to such Securities or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Securities or Coupons appertaining to such Securities in respect of which such action was taken.

     In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Securities and Coupons appertaining to such Securities in respect to which such action was taken, and it shall not be necessary to make any Holders of such Securities or Coupons appertaining to such Securities parties to any such proceedings.

     5.3 Application of Proceeds. Any moneys collected by the Trustee pursuant to this Article in respect of any series shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Securities and Coupons appertaining to such Securities in respect of which monies have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities of such series in reduced principal amounts in exchange for the presented Securities of like series if only partially paid, or upon surrender thereof if fully paid:

          FIRST: To the payment of costs and expenses applicable to such series in respect of which monies have been collected, including reasonable compensation to the Trustee and each predecessor Trustee and their respective agents and attorneys and of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee and their respective agents and attorneys except as a result of gross negligence or bad faith;

          SECOND: In case the principal of the Securities of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest on the Securities of such series in default in the order of the maturity of the installments of such interest (with interest, to the extent that such interest has been collected by the Trustee, upon the overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of


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

     Original Issue Discount Securities) specified in such Securities, such payments to be made ratably to the Persons entitled thereto, without discrimination or preference);

          THIRD: In case the principal of the Securities of such series in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal and interest, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal and interest, without preference or priority of principal over interest, or of interest over principal, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal and accrued and unpaid interest; and

          FOURTH: To the payment of the remainder, if any, to the Issuer or any other Person lawfully entitled thereto.

     5.4 Suits for Enforcement. In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

     5.5 Restoration of Rights on Abandonment of Proceedings. In case the Trustee or any Securityholder shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been finally determined adversely to the Trustee or such Securityholder, then and in every such case subject to any determination in such proceedings, the Issuer, the Guarantor and the Trustee or such Securityholder shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Guarantor, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

     5.6 Limitations on Suits by Securityholders. No Holder of any Security of any series or of any Coupon appertaining thereto shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official or for any other remedy hereunder, unless (i) such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided; (ii) the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding (treated as a single class) shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the


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

costs, expenses and liabilities to be incurred therein or thereby; (iii) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding; and (iv) no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.9; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security or Coupon with every other taker and Holder and the Trustee, that no one or more Holders of Securities of any series or Coupons appertaining to such Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holder of Securities or Coupons appertaining to such Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of any applicable series and Coupons appertaining to such Securities. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     5.7 Unconditional Right of Securityholder to Institute Certain Suits. Notwithstanding any other provision in this Indenture and any provision of any Security, the right of any Holder of any Security or Coupon to receive payment of the principal of and interest on such Security or coupon on or after the respective due dates expressed in such Security or Coupon, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

     5.8 Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. Except as provided in Section 5.6, no right or remedy herein conferred upon or reserved to the trustee or to the Holders of Securities or Coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     No delay or omission of the Trustee or of any Holder of Securities or Coupons to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 5.6, every power and remedy given by this Indenture or by law to the Trustee or to the Holders of Securities or Coupons may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders of Securities or Coupons.

     5.9 Control by Holders of Securities. The Holders of a majority in aggregate principal amount of the Securities of each series affected (with all such series voting as a single class) at the time Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such series by this Indenture; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture and provided further that (subject to the provisions of Section 6.1) the Trustee shall have the right to decline to follow


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

any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or Responsible Officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all series so affected not joining in the giving of said direction, it being understood that (subject to Section 6.1) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

     Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Securityholders.

     5.10 Waiver of Past Defaults. Prior to the acceleration of the maturity of any Securities as provided in Section 5.1, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding with respect to which a default or an Event of Default shall have occurred and be continuing (voting as a single class) may on behalf of the Holders of all such Securities waive any past default or Event of Default described in Section 5.1 and its consequences, except a default (a) in the payment of principal or interest on any Security of such series or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Security affected. In the case of any such waiver, the Issuer, the Guarantor, the Trustee and the Holders of all such Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

     5.11 Trustee to Give Notice of Default, But May Withhold in Certain Circumstances. The Trustee shall, within 90 days after the occurrence of a default with respect to the Securities of any series, give notice of all defaults with respect to that series known to the Trustee (i) if any Unregistered Securities of that series are then Outstanding, to the Holders thereof, by publication at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London (and, if required by Section 3.6, at least once in an Authorized Newspaper in Luxembourg) and (ii) to all Holders of Registered Securities of such series as the names and addresses of such Holders appear upon the registry books of the Issuer, and to other Holders of Securities of such series as have filed their names and addresses with the Trustee within two years preceding the giving of such notice, unless in each case such defaults shall have been cured before the mailing or publication of such notice (the term "defaults" for the purpose of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default in the payment of the principal of or interest on any of the Securities of such series, or in the payment of any sinking fund installment on such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the best interests of the Securityholders of such Series.

     5.12 Right of Court to Require Filing of Undertaking to Pay Costs. All parties to this Indenture agree, and each Holder of any Security or Coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder or group of Securityholders of any series holding in the aggregate more than 10% in aggregate principal amount of the Securities of such series, or, in the case of any suit relating to or arising under clause (c) or (f) of Section 5.1 (if the suit relates to Securities of more than one but less than all series), 10% in aggregate principal amount of Securities then Outstanding and affected thereby, or, in the case of any suit relating to or arising under clause (c) or (f) (if the suit under clause (c) or (f) relates to all the Securities then outstanding) of Section 5.1, 10% in aggregate principal amount of all Securities then Outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or interest on, any Security on or after the due date expressed in such Security or any date fixed for redemption.

                                   ARTICLE VI

                             CONCERNING THE TRUSTEE

     6.1 Duties and Responsibilities of the Trustee; Prior to Default. With respect to the Holders of any series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Securities of such series and after the curing or waiving of all Events of Default which may have occurred with respect to such series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Securities of a series has occurred (which has not been cured or waived) the Trustee shall exercise with respect to such series of Securities such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

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

          (a) prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing or waiving of all such Events of Default with respect to such series which may have occurred:

               (i) the duties and obligations of the Trustee with respect to the Securities of any series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (ii) in the absence of bad faith on the part of the Trustee,  the
          Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

          (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts; and

          (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 5.9 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

     None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

     The  provisions  of this Section 6.1 are in  furtherance  of and subject to
Section 315 of the Trust Indenture Act.

     6.2 Certain Rights of the Trustee. In furtherance of and subject to the Trust Indenture Act, and subject to Section 6.1:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officers' Certificate or
     Issuer Order (unless other evidence in respect thereof be herein specifically prescribed); any resolution of the Board of Directors of the Issuer may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Issuer; and any resolution of the Board of Directors of the Guarantor may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Guarantor;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and any written advice or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in reliance thereon in accordance with such advice or opinion of counsel;

          (e) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

          (f) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

          (g) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities of all series affected then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition of proceeding; the reasonable expenses of every such investigation shall be paid by the Issuer or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Issuer upon demand; and

          (h) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

     6.3 Trustee Not Responsible for Recitals, Disposition of Securities or Application of Proceeds Thereof. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer and the Guarantor, as applicable, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities or Coupons. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.

     6.4 Trustee and Agents May Hold Securities or Coupons, Collections, etc. The Trustee or any agent of the Issuer or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons with the same rights it would have if it were not the Trustee or such agent and may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee or such agent.

     6.5 Moneys Held by Trustee. Subject to the provisions of Section 10.4 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Such moneys shall be invested in accordance with the Issuer's written instructions. Neither the Trustee nor any agent of the Issuer or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

     6.6 Compensation and Indemnification of Trustee and Its Prior Claim. The Issuer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed to in writing between the Issuer and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuer covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Issuer also covenants to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any and all loss, liability or expense, including taxes (other than taxes based upon or measured by the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in the premises. The obligations of the Issuer under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities or Coupons, and the Securities are hereby subordinated to such senior claim.

     When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(d) or Section 5.1(e), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal, state, provincial or foreign bankruptcy, insolvency or other similar law.

     The Trustee is subject to and shall comply with the provisions of Section 311 of the Trust Indenture Act.

     6.7 Right of Trustee to Rely on Officers' Certificate, etc. Subject to Sections 6.1 and 6.2, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

     6.8 Indentures Not Creating Potential Conflicting Interests for the Trustee. As of the date hereof, the Issuer has no outstanding debt securities issued pursuant to an indenture of which the Trustee is the trustee.

     6.9 Persons Eligible for Appointment as Trustee. The Trustee for each series of Securities hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State or the District of Columbia having a combined capital and surplus of at least $50,000,000, and which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by Federal, State or District of Columbia authority. Such corporation shall have its principal place of business or an agency in the Borough of Manhattan, The City of New York if there is such a corporation in such location willing to act upon reasonable and customary terms and conditions. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

     The  provisions  of this Section 6.9 are in  furtherance  of and subject to
Section 310(a) of the Trust Indenture Act.

     6.10 Resignation and Removal; Appointment of Successor Trustee.

          (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Issuer and the Guarantor and
     (i) if any Unregistered Securities of a series affected are then Outstanding, by giving notice of such resignation to the Holders thereof, by publication at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York, and at least once in an Authorized

     Newspaper in London (and, if required by Section 3.6, at least once in an Authorized Newspaper in Luxembourg), (ii) if any Unregistered Securities of a series affected are then Outstanding, by mailing notice of such resignation to the Holders thereof who have filed their names and addresses with the Trustee within two years preceding the giving of such notice at such addresses as were so furnished to the Trustee and (iii) by mailing notice of such resignation to the Holders of then Outstanding Registered Securities of each series affected at their addresses as they shall appear on the registry books. Upon receiving such notice of resignation, the Issuer and the Guarantor shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument in duplicate, executed by authority of the Board of Directors of the Issuer and the Board of Directors of the Guarantor, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees (it being understood that any such successor trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one successor trustee with respect to the Securities of a particular series); provided that, if the Issuer and the Guarantor appoint different successor trustees, the Guarantor's appointment shall prevail. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 5.12, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

          (b) In case at any time any of the following shall occur:

               (i) the  Trustee  shall  fail to comply  with the  provisions  of
          Section 310(b) of the Trust Indenture Act with respect to any series of Securities after written request therefor by the Issuer or by any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months; or

               (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.9 and Section 310(a) of the Trust Indenture Act and shall fail to resign after written request therefor by the Issuer, the Guarantor or by any Securityholder; or

               (iii) the Trustee shall become incapable of acting with respect to any series of Securities, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (A) the Issuer and the Guarantor may remove the Trustee with respect to the applicable series of Securities and appoint a successor trustee for such series by written instrument, in duplicate, executed by order of the Board of Directors of the Issuer and the Board of Directors of the Guarantor, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, (it being understood that any such successor trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one successor trustee with respect to the Securities of a particular series); provided that, if the Issuer and the Guarantor appoint different successor trustees, the Guarantor's appointment shall prevail or (B) subject to the provisions of Section 315(e) of the Trust Indenture Act, any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

          (c) The Holders of a majority in aggregate principal amount of the Securities of each series at the time outstanding may at any time remove the Trustee with respect to Securities of such series and appoint a successor trustee with respect to the Securities of such series by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer and the Guarantor the evidence provided for in Section
     7.1 of the action in that regard taken by the Securityholders.

          (d) Any resignation or removal of the Trustee with respect to any series and any appointment of a successor trustee with respect to such series pursuant to any of the provisions of this Section 6.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.11.

          (e) The Issuer shall give notice of each removal of the Trustee (i) if any Unregistered Securities of a series affected are then Outstanding, to the Holders thereof, by publication of such notice at least once in an Authorized Newspaper in The City of New York and at least once in an Authorized Newspaper in London (and, if required by Section 3.6, at least once in an Authorized Newspaper in Luxembourg), (ii) if any Unregistered Securities of a series affected are then Outstanding, to the Holders thereof who have filed their names and addresses with the Trustee within two years preceding the giving of such notice, by mailing such notice to such Holders at such addresses as were so furnished to the Trustee (and the Trustee shall make such information available to the Issuer for such purpose) and (iii) to the Holders of Registered Securities of each series affected, by mailing such notice to such Holders at their addresses as they shall appear on the registry books.

     6.11 Acceptance of Appointment by Successor Trustee. Any successor trustee appointed as provided in Section 6.10 shall execute and deliver to the Issuer, the Guarantor and its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of its predecessor hereunder with respect to such series, with like effect as if originally named as trustee for such series hereunder; but, nevertheless, on the written request of the Issuer, the Guarantor or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to
Section 10.4, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Issuer and the Guarantor shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 6.6.

     If a successor trustee is appointed with respect to the Securities of one or more (but not all) series, the Issuer, the Guarantor, the predecessor Trustee and each successor trustee with respect to the Securities of such series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts under separate indentures.

     No successor trustee with respect to any series of Securities shall accept appointment as provided in this Section 6.11 unless at the time of such acceptance such successor trustee shall be qualified under Section 310(b) of the Trust Indenture Act and eligible under the provisions of Section 6.9.

     Upon acceptance of appointment by any successor trustee as provided in this
Section 6.11, the Issuer shall give notice thereof (a) if any Unregistered Securities of a series affected are then Outstanding, to the Holders thereof, by publication of such notice at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London (and, if required by Section 3.6, at least once in an Authorized Newspaper in Luxembourg), (b) if any Unregistered Securities of a series affected are then Outstanding, to the Holders thereof who have filed their names and addresses with the Trustee within two years preceding the giving of such notice, by mailing such notice to such Holders at such addresses as were so furnished to the Trustee (and the Trustee shall make such information available to the Issuer for such purpose) and (c) to the Holders of Registered Securities of each series affected, by mailing such notice to such Holders at their addresses as they shall appear on the registry books. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 6.10. If the Issuer fails to give such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be given at the expense of the Issuer.

     6.12 Merger, Conversion, Consolidation or Succession to Business of Trustee. Any corporation into which the Trustee may be converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be qualified under Section 310(b) of the Trust Indenture Act and eligible under the provisions of Section 6.9, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities of such series or in this Indenture provided that the certificate of the Trustee shall have; provided, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities of any series in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

     6.13 Appointment of Authenticating Agent. As long as any Securities of a series remain Outstanding, the Trustee may, by an instrument in writing, appoint with the approval of the Issuer an authenticating agent (the "Authenticating Agent") which shall be authorized to act on behalf of the Trustee to authenticate Securities, including Securities issued upon exchange, registration of transfer, partial redemption or pursuant to Section 2.9. Securities of each such series authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and the related Guarantees and shall be valid and obligatory for all purposes as if authenticated by the Trustee. Whenever reference is made in this Indenture to the authentication and delivery of Securities of any series by the Trustee or to the Trustee's Certificate of Authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent for such series and a Certificate of Authentication executed on behalf of the Trustee by such Authenticating Agent. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 (determined as provided in Section 6.9 with respect to the Trustee) and subject to supervision or examination by Federal, State or District of Columbia authority.

     Any corporation into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent with respect to all series of Securities for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

     Any Authenticating Agent may at any time, and if it shall cease to be eligible shall, resign by giving written notice of resignation to the Trustee, the Issuer and the Guarantor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such

Authenticating Agent, the Issuer and the Guarantor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.13 with respect to one or more series of Securities, the Trustee shall upon receipt of an Issuer Order appoint a successor Authenticating Agent and the Issuer shall provide notice of such appointment to all Holders of Securities of such series in the manner and to the extent provided in Section 11.4. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. The Issuer agrees to pay to the Authenticating Agent for such series from time to time reasonable compensation. The Authenticating Agent for the Securities of any series shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee.

     Sections 6.2, 6.3, 6.4, 6.6, 6.9 and 7.3 shall be applicable to any Authenticating Agent.

                                  ARTICLE VII

                         CONCERNING THE SECURITYHOLDERS

     7.1 Evidence of Action Taken by Securityholders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Securityholders of any or all series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 6.1 and 6.2) conclusive in favor of the Trustee, the Issuer and the Guarantor, if made in the manner provided in this Article.

     7.2 Proof of Execution of Instruments and of Holding of Securities. Subject to Sections 6.1 and 6.2, the execution of any instrument by a Securityholder or his agent or proxy may be proved in the following manner:

          (a) The fact and date of the execution by any Holder of any instrument may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the person executing such instruments acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute sufficient proof of the authority of the person executing the same. The fact of the holding by any Holder of an Unregistered Security of any series, and the identifying number of such Security and the date of his holding the same, may be proved by the production of such Security or by a certificate executed by any trust company, bank, banker or recognized securities dealer wherever situated satisfactory to the Trustee, if such certificate shall be deemed by the Trustee to be satisfactory. Each such certificate shall be dated and shall state that on the date thereof a Security of such series bearing a specified identifying number was deposited with or exhibited to such trust company, bank, banker or recognized securities dealer by the person named in such certificate. Any such certificate may be issued in respect of one or more Unregistered Securities of one or more series specified therein. The holding by the person named in any such certificate of any Unregistered Securities of any series specified therein shall be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding (1) another certificate bearing a later date issued in respect of the same Securities shall be produced, or
     (2) the Security of such series specified in such certificate shall be produced by some other person, or (3) the Security of such series specified in such certificate shall have ceased to be Outstanding. Subject to Sections 6.1 and 6.2, the fact and date of the execution of any such instrument and the amount and numbers of Securities of any series held by the person so executing such instrument and the amount and numbers of any Security or Securities for such series may also be proven in accordance with such reasonable rules and regulations as may be prescribed by the Trustee for such series or in any other manner which the Trustee for such series may deem sufficient.

          (b) In the case of Registered Securities, the ownership of such Securities shall be proved by the Security register or by a certificate of the Security registrar.

     The Issuer may set a record date for purposes of determining the identity of Holders of Registered Securities of any series entitled to vote or consent to any action referred to in Section 7.1, which record date may be set at any time or from time to time by notice to the Trustee, for any date or dates (in the case of any adjournment or reconsideration) not more than 60 days nor less than five days prior to the proposed date of such vote or consent, and thereafter, notwithstanding any other provisions hereof, with respect to Registered Securities of any series, only Holders of Registered Securities of such series of record on such record date shall be entitled to so vote or give such consent or revoke such vote or consent.

     7.3 Holders to be Treated as Owners. The Issuer, the Guarantor, the Trustee and any agent of the Issuer, the Guarantor or the Trustee may deem and treat the person in whose name any Security shall be registered upon the Security register for such series as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest on such Security and for all other purposes; and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary. The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Holder of any Unregistered Security and the Holder of any Coupon as the absolute owner of such Unregistered Security or Coupon (whether or not such Unregistered Security or Coupon shall be overdue) for the purpose of receiving payment thereof or on account thereof and for all other purposes and neither the Issuer, the Trustee, nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Unregistered Security or Coupon.

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     7.4  Securities  Owned by Issuer  Deemed Not  Outstanding.  In  determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of any or all series have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Issuer, the Guarantor or any other obligor on the Securities with respect to which such determination is being made or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer, the Guarantor or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer, the Guarantor or any other obligor upon the Securities or any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer, the Guarantor or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above described Persons; and, subject to Sections 6.1 and 6.2, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

     7.5 Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid, any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor or on registration of transfer thereof, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Guarantor, the Trustee and the Holders of all the Securities affected by such action.

     7.6 Record Date for Consents and Waivers. The Issuer may, but shall not be obligated to, direct the Trustee to establish a record date for the purpose of determining the Persons entitled to (i) waive any past default with respect to the Securities of such series in accordance with Section 5.10, (ii) consent to any supplemental indenture in accordance with Section 8.2 or (iii) waive compliance with any term, condition or provision of any covenant hereunder (if the Indenture should expressly provide for such waiver). If a record date is fixed, the Holders on such record date, or their duly designated proxies, shall be entitled to waive any such past default, consent to any such supplemental indenture or waive compliance with any such term, condition or provision, whether or not such Holder remains a Holder after such record date; provided, however, that unless such waiver or consent is obtained from the Holders, or


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duly  designated  proxies,  of the  requisite  principal  amount of  Outstanding
Securities of such series prior to the date which is the 90th day after such record date, any such waiver or consent previously given shall automatically and without further action by any Holder be canceled and of no further effect.

                                  ARTICLE VIII

                             SUPPLEMENTAL INDENTURES

     8.1 Supplemental Indentures Without Consent of Securityholders. The Issuer and the Guarantor, each when authorized by a resolution of its Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

          (a) to convey, transfer, assign, mortgage or pledge any property or assets to the Trustee as security for one or more series of the Securities or the related Guarantees;

          (b) to evidence the succession of another entity to the Issuer or the Guarantor, or successive successions, and the assumption by the successor of the covenants, agreements and obligations of the Issuer or the Guarantor pursuant to Article IX;

          (c) to add to the covenants of the Issuer or the Guarantor such further covenants, restrictions, conditions or provisions as the Issuer or the Guarantor, as the case may be, and the Trustee shall consider to be for the protection of the Holders of Securities or Coupons, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default;

          (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make any other provisions as the Issuer may deem necessary or desirable, provided that no such action shall adversely affect the interests of the Holders of the Securities or Coupons;

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

          (e) to establish the forms or terms of Securities of any series or of the Coupons appertaining to such Securities as permitted by Sections 2.1 and 2.3; and

          (f) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 6.11.

     The Trustee is hereby authorized to join with the Issuer and the Guarantor in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 8.2.

     8.2 Supplemental Indentures With Consent of Securityholders. With the consent (evidenced as provided in Article VII) of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of all series affected by such supplemental indenture (voting as a single class), the Issuer and the Guarantor, each when authorized by a resolution of its Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series or of the Coupons appertaining to such Securities; provided, that, without the consent of each Holder affected, no such supplemental indenture shall:

          (a) reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver;

          (b) reduce the rate of or change the time for payment of interest, including default interest, on any Security;

          (c) reduce the principal of or premium, if any, on or any mandatory sinking fund payment with respect to, or change the stated maturity of, any Security or reduce the amount of the principal that would be due and payable upon a declaration of acceleration of the maturity thereof;

          (d) reduce the premium, if any, payable upon the redemption of any Security or change the time at which any Security may or shall be redeemed;

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

          (e) change the coin or currency or currencies (including composite currencies) in which any Security or any premium or interest with respect thereto are payable;

          (f) impair the right to institute suit for the enforcement of any payment of principal of or premium, if any, or interest on any Security;

          (g) make any change in the percentage of principal amount of Securities necessary to waive compliance with certain provisions of this Indenture pursuant to Section 5.6 or 5.7 or make any change in this sentence of Section 8.2;

          (h) waive a continuing default or Event of Default in the payment of principal of or premium, if any, or interest on the Securities; or

          (i) modify or affect the obligations of the Guarantor under Article XIII in any manner adverse to the Holders.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Holders of Securities of such series, or of Coupons appertaining to such Securities, with respect to such covenant provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or of the Coupons appertaining to such Securities.

     Upon the request of the Issuer, accompanied by a copy of a resolution of the Board of Directors of the Issuer (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order) certified by the Secretary or an Assistant Secretary of the Issuer authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of the Holders of the Securities as aforesaid and other documents, if any, required by Section 7.1, the Trustee shall join with the Issuer and the Guarantor in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

     It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     Promptly after the execution by the Issuer, the Guarantor and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall give notice thereof (i) to the Holders of then Outstanding Registered Securities of each series affected thereby, by mailing a notice thereof by first-class mail to such Holders at their addresses as they shall appear on the Security register, (ii) if any Unregistered Securities of a series affected thereby are then Outstanding, to the Holders thereof who have filed their names and addresses with the Trustee within two years preceding the giving of such notice, by mailing a notice thereof by first-class mail to such Holders at such addresses as were so furnished to the Trustee and (iii) if any Unregistered Securities of a series affected thereby are then Outstanding, to


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

all Holders thereof, by publication of a notice thereof at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London (and, if required by Section 3.6, at least once in an Authorized Newspaper in Luxembourg), and in each case such notice shall set forth in general terms the substance of such supplemental Indenture. Failure of the Issuer to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     8.3 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer, the Guarantor and the Holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     8.4 Documents to Be Given to Trustee. The Trustee, subject to the provisions of Sections 6.1 and 6.2, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article VIII complies with the applicable provisions of this Indenture.

     8.5 Notation on Securities in Respect of Supplemental Indentures. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Trustee for such series as to any matter provided for by such supplemental indenture or as to any action taken by Securityholders. If the Issuer or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Issuer, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer, authenticated by the Trustee and delivered in exchange for the Securities of such series then Outstanding.

                                   ARTICLE IX

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

     9.1 Limitations on Mergers and Consolidations of the Guarantor. The Guarantor shall not, in any transaction or series of transactions, consolidate with or merge into any Person, or sell, lease, convey, transfer or otherwise dispose of all or substantially all of its assets to any Person, unless:

          (a) either (i) the Guarantor  shall be the  continuing  corporation or
     (ii) the Person (if other than the Guarantor) formed by such consolidation or into which the Guarantor is merged, or to which such sale, lease, conveyance, transfer or other disposition shall be made (collectively, the "Successor"), is organized and validly existing under the laws of the United States, any State thereof or the District of Columbia, and expressly assumes by supplemental indenture the performance of the Guarantees and the Guarantor's covenants and obligations under this Indenture and the Securities;

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

          (b) immediately after giving effect to such transaction or series of transactions, no default or Event of Default shall have occurred and be continuing or would result therefrom; and

          (c) the Guarantor delivers to the Trustee an Officers' Certificate and an Opinion of Counsel prepared in accordance with Section 11.5, each stating that the transaction and such supplemental indenture comply with this Indenture.

     9.2 Successor Person Substituted. Upon any consolidation or merger of the Guarantor or any sale, lease, conveyance, transfer or other disposition of all or substantially all of the assets of the Guarantor in accordance with Section 9.1, the Successor formed by such consolidation or into or with which the Guarantor is merged or to which such sale, lease, conveyance, transfer or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of the Guarantor under this Indenture, the Guarantees and the Securities with the same effect as if such Successor had been named as the Guarantor herein and the predecessor Guarantor, in the case of a sale, conveyance, transfer or other disposition, shall be released from all obligations under this Indenture and the Securities.

     9.3 Assignment by and Substitution of the Issuer. The rights and obligations of the Issuer under this Indenture and the Securities may be assigned or transferred (a) to another Person with which the Issuer is amalgamated, consolidated or merged or which acquires by conveyance or transfer any of the properties or assets of the Issuer; (b) to the Guarantor or (c) to another Subsidiary. Provided that the requirements of this Section 9.3 for such assignment or transfer shall have been met, upon any such assignment or transfer, all of the obligations of the Issuer under this Indenture and the Securities shall cease and the Issuer shall be released from all obligations under this Indenture and the Securities. In the case of any assignment other than to the Guarantor, the covenants of the Guarantor set forth in this Indenture shall remain in full force and effect or the Guarantor shall execute a new guarantee agreement containing provisions substantially the same as such covenants. Any successor to the Issuer shall expressly assume by supplemental indenture the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of the Issuer's covenants and obligations under this Indenture and the Securities. In addition, in the event the Issuer assigns all of its rights and obligations in respect of this Indenture and the Securities to the Guarantor, the provisions of Article XIII shall no longer apply to the Securities, but the other covenants of the Guarantor set forth in this Indenture and any other covenants of the Guarantor provided with respect to any series of Securities shall remain in full force and effect.

                                   ARTICLE X

                          SATISFACTION AND DISCHARGE OF
                           INDENTURE; UNCLAIMED MONEYS

     10.1 Satisfaction and Discharge of Indenture.

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

          (a) If at any time (i) the Issuer or the Guarantor shall have paid or caused to be paid the principal of and interest on all the Securities of any series Outstanding hereunder and all Coupons appertaining thereto
     (other than Securities of such series and Coupons appertaining thereto which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.9) as and when the same shall have become due and payable, or (ii) the Issuer or the Guarantor shall have delivered to the Trustee for cancellation all Securities of any series theretofore authenticated and all Coupons appertaining thereto (other than any Securities of such series and Coupons appertaining thereto which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.9) or (iii) in the case of any series of Securities where the exact amount (including the currency of payment) of principal of and interest due on such Securities can be determined at the time of making the deposit referred to in clause (B) below, (A) all the Securities of such series and all Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (B) the Issuer or the Guarantor shall have irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for and dedicated solely to the benefit of the Holders of the Securities of such series and Coupons appertaining thereto, (x) cash in an amount, or (y) in the case of any series of Securities the payments on which may only be made in Dollars, direct obligations of the United States of America, backed by its full faith and credit ("U.S. Government Obligations"), maturing as to principal ----------------------------- and interest at such times and in such amounts as will insure the availability of cash in an amount, or
     (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay the principal and interest on all Securities of such series and Coupons appertaining thereto on each date that such principal or interest is due and payable (whether at maturity or upon redemption (through operation of a mandatory sinking fund or otherwise) other than any redemption at the option of the Holder); and if, in any such case, the Issuer or the Guarantor shall also pay or cause to be paid all other sums payable hereunder by the Issuer, then all of the Securities of such series and any Coupons appertaining thereto shall be deemed paid and discharged and the provisions of this Indenture with respect to such Securities and Coupons shall cease to be of further effect (except as to (1) rights of registration of transfer, exchange of Securities of such series and of Coupons appertaining thereto and the Issuer's right of optional redemption, if any, (2) substitution of mutilated, defaced, destroyed, lost or stolen Securities or Coupons, (3) rights of Holders of Securities and Coupons appertaining thereto to receive payments of principal thereof and interest thereon, upon the stated due dates therefor (whether at maturity or upon redemption (through operation of a mandatory sinking fund or otherwise) other than any redemption at the option of the Holder) (but not upon acceleration), (4) the rights, obligations, duties and immunities of the Trustee hereunder, (5) the rights of the Holders of Securities of such series and Coupons appertaining thereto as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and (6) the obligations of the Issuer under Section 3.2) and the Trustee, on demand of the Issuer or the Guarantor accompanied by an Officers' Certificate and an Opinion of


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

     Counsel which complies with Section 11.5 and at the cost and expense of the Issuer or the Guarantor, shall execute proper instruments acknowledging the same. The Issuer and the Guarantor agree to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Securities of such series.

          (b) In addition to discharge of the Indenture pursuant to the next preceding paragraph, in the case of any series of Securities where the exact amounts (including the currency of payment) of principal of and interest due on such Securities can be determined at the time of making the deposit referred to in clause (A) below, on the 91st day after the date of such deposit all the Securities of such a series and any Coupons appertaining thereto shall be deemed paid and discharged and the provisions of this Indenture with respect to the Securities and Coupons shall cease to be of further effect (except as to (i) rights of registration of transfer and exchange of Securities of such series and of Coupons appertaining thereto and the Issuer's right of optional redemption, if any, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities or Coupons, (iii) rights of Holders of Securities and Coupons appertaining thereto to receive payments of principal thereof and interest thereon, upon the stated due dates therefor (whether at maturity or upon redemption (through operation of a mandatory sinking fund or otherwise) other than any redemption at the option of the Holder) (but not upon acceleration), (iv) the rights, obligations, duties and immunities of the Trustee hereunder,
     (v) the rights of the Holders of Securities of such series and Coupons appertaining thereto as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them and (vi) the obligations of the Issuer under Section 3.2) and the Trustee, at the expense of the Issuer or the Guarantor, shall at the Issuer's or the Guarantor's request, execute proper instruments acknowledging the same, if:

               (A) the Issuer or the Guarantor has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for and dedicated solely to the benefit of the Holders of the Securities of such series and Coupons appertaining thereto, (1) cash in an amount, or (2) in the case of any series of Securities the payments on which may only be made in Dollars, U.S. Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of cash in an amount or (3) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay the principal and interest on all Securities of such series and Coupons appertaining thereto on each date that such principal or interest is due and payable (whether at maturity or upon mandatory redemption (through operation of a mandatory sinking fund or otherwise) other than any redemption at the option of the Holder);

               (B) no Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities shall have occurred and be continuing on the date of such


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          deposit or,  insofar as subsections  5.1(d) and (e) are concerned,  at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

               (C) such deposit and discharge will not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Issuer or the Guarantor is a party or by which it is bound;

               (D) such deposit and discharge shall not cause the Trustee to have a conflicting interest as defined in Section 310(b) of the Trust Indenture Act;

               (E) such deposit and discharge shall not cause any Securities then listed on any registered national securities exchange to be delisted;

               (F) the Issuer or the Guarantor shall have delivered to the Trustee an Opinion of Counsel based on the fact that (x) the Issuer or the Guarantor has received from, or there has been published by, the U.S. Internal Revenue Service a ruling or (y) since the date hereof, there has been a change in the applicable U.S. Federal income tax law, in either case to the effect that, and such opinion shall confirm that, the Holders of the Securities of such series and Coupons appertaining thereto will not recognize income, gain or loss for U.S. Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to U.S. Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and discharge had not occurred; and

               (G) the Issuer or the Guarantor shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the deposit and discharge contemplated by this provision have been complied with.

          (c) The Issuer and the Guarantor shall be released from their obligations under Sections 3.7, 3.8 and 9.1 and any other covenants specified pursuant to Section 2.3 with respect to the Securities of any series and any Coupons appertaining thereto on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of the applicable series, the Issuer and the Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in such Section or any such covenant, whether directly or indirectly by reason of any reference elsewhere herein to such Section or any such covenant or by reason of any reference in such Section or any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute an Event of Default under Section 5.1, but the remainder of this Indenture and such Securities and Coupons shall be unaffected thereby. The following shall be the conditions to application of this subsection (c) of this Section 10.1:

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               (i) The Issuer or the  Guarantor  has  irrevocably  deposited  or caused to be irrevocably deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series and Coupons appertaining thereto, (A) cash in an amount, or (B) in the case of any series of Securities the payments on which may only be made in Dollars, U.S. Government Obligations maturing as to principal and interest at such times and in such amounts as will insure the availability of cash in an amount or (C) a combination thereof, sufficient, in the opinion of
          a  nationally   recognized  firm  of  independent  public  accountants
          expressed in a written certification thereof delivered to the Trustee, to pay the principal and interest on all Securities of such series and Coupons appertaining thereto on each date that such principal or interest is due and payable (whether at maturity or upon redemption (through operation of a mandatory sinking fund or otherwise) other than any redemption at the option of the Holder).

               (ii) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit or, insofar as subsections 5.1(d) and (e) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

               (iii) Such covenant defeasance will not result in a breach or violation of, or constitute a default under, any agreement or instrument to which the Issuer is a party or by which it is bound.

               (iv) Such covenant defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 310(b) of the Trust Indenture Act.

               (v) Such covenant defeasance shall not cause any Securities then listed on any registered national securities exchange to be delisted.

               (vi) The Issuer or the Guarantor shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Securities of such series and Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

               (vii) The Issuer or the Guarantor shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the covenant defeasance contemplated by this provision have been complied with.

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     10.2  Application by Trustee of Funds  Deposited for Payment of Securities.
Subject to Section 10.4, all moneys and Securities deposited with the Trustee (or other trustee) pursuant to Section 10.1 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Issuer acting as its own paying agent), to the Holders of the particular Securities of such series and of Coupons appertaining thereto for the payment or redemption of which such moneys or Securities have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such moneys or Securities need not be segregated from other funds except to the extent required by law.

     10.3 Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to Securities of any series, all moneys then held by any paying agent under the provisions of this Indenture with respect to such series of Securities shall, upon demand of the Issuer or the Guarantor, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

     10.4 Return of Moneys Held by Trustee and Paying Agent Unclaimed for Two Years. Any moneys deposited with or paid to the Trustee or any paying agent for the payment of the principal of or interest on any Security of any series or Coupons attached thereto and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable, shall, upon the written request of the Issuer and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer by the Trustee for such series or such paying agent, and the Holder of the Securities of such series and of any Coupons appertaining thereto shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any paying agent with respect to such moneys shall thereupon cease; provided, however, that the Trustee or such paying agent, before being required to make any such repayment with respect to moneys deposited with it for any payment (a) in respect of Registered Securities of any series, shall, at the expense of the Issuer, mail by first-class mail to Holders of such Securities at their addresses as they shall appear on the Security register, and (b) in respect of Unregistered Securities of any series, shall at the expense of the Issuer cause to be published once, in an Authorized Newspaper in the Borough of Manhattan, The City of New York and once in an Authorized Newspaper in London (and if required by Section 3.6, once in an Authorized Newspaper in Luxembourg), notice, that such moneys remain and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing or publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.

     10.5 Indemnity for U.S. Government Obligations. The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section
10.1 or the principal or interest received in respect of such obligations.

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                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

     11.1 Incorporators, Stockholders, Officers, Directors and Employees of Issuer and Guarantor Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer, director or employee, as such, of the Issuer or the Guarantor, as applicable or of any successor, either directly or through the Issuer or the Guarantor or any such successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities and the Coupons appertaining thereto by the Holders thereof and as part of the consideration for the issue of the Securities and the Coupons appertaining thereto.

     11.2 Provisions of Indenture for the Sole Benefit of Parties and Holders of Securities and Coupons. Nothing in this Indenture, in the Securities or in the Coupons appertaining thereto, expressed or implied, shall give or be construed to give to any Person, other than the parties hereto and their respective successors and the Holders of the Securities or Coupons, if any, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their respective successors and of the Holders of the Securities or Coupons, if any.

     11.3 Successors and Assigns of Issuer and Guarantor Bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Issuer or the Guarantor shall bind its successors and assigns, whether so expressed or not.

     11.4 Notices and Demands on Issuer, Guarantor, Trustee and Holders of Securities and Coupons. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities or Coupons to or on the Issuer or the Guarantor may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Issuer or the Guarantor is filed by the Issuer or the Guarantor with the Trustee) to SYSCO Corporation, 1390 Enclave Parkway, Houston, Texas 77077-2099,
Attention: Chief Financial Officer. Any notice, direction, request or demand by the Issuer or any Holder of Securities or Coupons to or upon the Trustee shall be deemed to have been sufficiently given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Trustee is filed by the Trustee with the Issuer) to Wachovia Bank, National Association, 5847 San Felipe, Suite 1050, Houston, Texas 77057, Attention: Corporate Trust Administration Department.

     Where this Indenture provides for notice to Holders of Registered Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder entitled thereto, at his last address as it appears in the Security register. Where this Indenture provides for notice to Holders of Unregistered Securities who have filed their names and addresses within two years preceding the giving of such notice, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class


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postage  prepaid,  to each Holder  entitled  thereto,  at his last address as it appears in such filing. Notice to other Unregistered Securities shall be by publication as provided in Section 6.10(a)(i). In any case where notice to such Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be reasonably satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

     11.5 Officers' Certificates and Opinions of Counsel; Statements to Be Contained Therein. Upon any application or demand by the Issuer, the Guarantor or both of them to the Trustee to take any action under any of the provisions of this Indenture, the Issuer, the Guarantor or both of them, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

     Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     Any certificate, statement or opinion of an officer of the Issuer or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters where the information is in the possession of the Issuer or the Guarantor, upon the certificate, statement or


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opinion of or  representations  by an officer or  officers  of the Issuer or the
Guarantor, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

     Any certificate, statement or opinion of an officer of the Issuer or the Guarantor or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer or the Guarantor, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

     Any certificate or opinion of any independent firm of public accountants filed with and directed to the Trustee shall contain a statement that such firm is independent.

     11.6 Payments Due on Saturdays, Sundays and Holidays. If the date of maturity of interest on or principal of the Securities of any series or any Coupons appertaining thereto or the date fixed for redemption or repayment of any such Security or Coupon shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

     11.7 Conflict of Any Provision of Indenture with Trust Indenture Act. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture by operation of Sections 310 to 317, inclusive, of the Trust Indenture Act (an "incorporated provision"), such incorporated provision shall control.

     11.8 New York Law to Govern; Jurisdiction; Service of Process. This Indenture, the Guarantees and each Security and Coupon shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State without giving effect to applicable principles of conflicts of laws to the extent the laws of another jurisdiction would be required thereby. Each of the Issuer and the Guarantor hereby submits to the non-exclusive jurisdiction of the federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Issuer has appointed CT Corporation System, 111 Eighth Avenue, New York, New York 10011 as its authorized agent (the "Authorized Agent") upon whom process may be served in any suit, action or proceeding arising out of or relating to this Indenture, the Guarantees and each Security and Coupon or the transactions contemplated thereby that may be instituted in any federal or state court in the Borough of Manhattan in The City of New York by the Trustee or any Holder, and agrees that service of process upon such agent, and written notice of said service to the Issuer by the person serving the same to the address of the Authorized Agent shall be deemed in every respect effective service of process upon the Issuer in any such suit or proceeding. The Issuer further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of ten years from the date of this Indenture. If for any reason CT Corporation System shall cease to be available to act as such Authorized Agent for the


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Issuer,  the Issuer  agrees to designate a new agent in the State of New York on the terms and for the purpose of this Section 11.8  reasonably  satisfactory  to
the   Trustee.   Each  of  the  Issuer  and  the   Guarantor   irrevocably   and
unconditionally waives, to the fullest extent permitted by law, any objection that it may have to laying of venue in respect of any action, suit or proceeding arising out of or in connection with this Indenture, the Guarantees and each Security and Coupon or the transactions contemplated hereby to which it is a party brought in any federal or state court located in the State of New York and hereby agrees not to plead or claim in any such court that any such action, suit or proceeding has been brought in an inconvenient forum. Each of the Issuer and the Guarantor also waives, to the fullest extent permitted by law, all right to trial by jury in any claim or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Indenture, the Guarantees and each Security and Coupon.

     11.9 Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute one and the same instrument.

     11.10 Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     11.11 Securities in a Foreign Currency or in ECU. Unless otherwise specified in an Officers' Certificate delivered pursuant to Section 2.3 of this Indenture with respect to a particular series of Securities, whenever for purposes of this Indenture any action may be taken by the Holders of a specified percentage in aggregate principal amount of Securities of all series or all series affected by a particular action at the time Outstanding and, at such time, there are Outstanding Securities of any series which are denominated in a coin or currency other than Dollars (including ECUs), then the principal amount of Securities of such series which shall be deemed to be Outstanding for the purpose of taking such action shall be that amount of Dollars that could be obtained for such amount at the Market Exchange Rate. For purposes of this
Section 11.11, Market Exchange Rate shall mean the noon Dollar buying rate in New York City for cable transfers of that currency published by the Federal Reserve Bank of New York; provided, however, in the case of ECUs, Market Exchange Rate shall mean the rate of exchange determined by the Commission of the European Communities (or any successor thereto) as published in the Official Journal of the European Communities (such publication or any successor publication, the "Journal"). If such Market Exchange Rate is not available for any reason with respect to such currency, the Trustee shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York or, in the case of ECUs, the rate of exchange as published in the Journal, as of the most recent available date, or quotations or, in the case of ECUs, rates of exchange from one or more major banks in The City of New York or in the country of issue of the currency in question, which for purposes of the ECU shall be Brussels, Belgium, or such other quotations or, in the case of ECU, rates of exchange as the Trustee shall deem appropriate. The provisions of this paragraph shall apply in determining the equivalent principal amount in respect of Securities of a series denominated in a currency other than Dollars in connection with any action taken by Holders of Securities pursuant to the terms of this Indenture.

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     All  decisions  and  determinations  of the  Trustee  regarding  the Market
Exchange Rate or any alternative determination provided for in the preceding paragraph shall be in its sole discretion and shall, in the absence of manifest error, be conclusive to the extent permitted by law for all purposes and irrevocably binding upon the Issuer and all Holders.

     11.12 Judgment Currency. Each of the Issuer and the Guarantor agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of or interest on the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the day on which final unappealable judgment is entered, unless such day is not a New York Banking Day, then, to the extent permitted by applicable law, the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the New York Banking Day preceding the day on which final unappealable judgment is entered and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with clause (a) of this sentence), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments,
(ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized or required by law or executive order to close.

                                  ARTICLE XII

                   REDEMPTION OF SECURITIES AND SINKING FUNDS

     12.1 Applicability of Article. The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity (pursuant to operation of any sinking fund or otherwise) except as otherwise specified, as contemplated by Section 2.3, for Securities of such series.

     12.2 Notice of Redemption; Partial Redemptions. Notice of redemption to the Holders of Registered Securities of any series to be redeemed as a whole or in part other than at the option of the Holder shall be given by mailing notice of such redemption by first-class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such Holders at their last addresses as they shall appear upon the registry books. Notice of redemption to the Holders of Unregistered Securities to be redeemed as a whole or in part, who have filed their names and addresses with the Trustee within two years preceding the giving of such notice, shall be given by mailing notice of such redemption, by first-class mail, postage prepaid, at least 30 days and not more than 60 prior to the date fixed for redemption, to such Holders at such addresses as were so furnished to the Trustee (and, in the case of any such notice given by the Issuer, the Trustee shall make such information available to the Issuer for such purpose). Notice of redemption to all other Holders of


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Unregistered  Securities  shall be published in an  Authorized  Newspaper in the
Borough of Manhattan, The City of New York and in an Authorized Newspaper in London (and, if required by Section 3.6, in an Authorized Newspaper in Luxembourg), in each case, once in each of three successive calendar weeks, the first publication to be not less than 30 nor more than 60 days prior to the date fixed for redemption. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice, or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

     The notice of redemption to each such Holder shall specify the principal amount of each Security of such series held by such Holder to be redeemed, the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Securities and, in the case of Securities with Coupons attached thereto, of all Coupons appertaining thereto maturing after the date fixed for redemption, that such redemption is pursuant to the mandatory or optional sinking fund, or both, if such be the case, that interest accrued to the date fixed for redemption will be paid as specified in such notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. In case any Security of a series is to be redeemed in part only the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of the same series, of like tenor and in an aggregate principal amount equal to the unredeemed portion thereof will be issued.

     The notice of redemption of Securities of any series to be redeemed at the option of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer.

     On or before the redemption date specified in the notice of redemption given as provided in this section, the Issuer or the Guarantor, as the case may be, will deposit with the Trustee or with one or more paying agents (or, if the Issuer is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 3.4) an amount of money sufficient to redeem on the redemption date all the Securities of such series so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. If less than all Outstanding Securities of any series are to be redeemed, the Issuer will deliver to the Trustee at least 70 days prior to the date fixed for redemption an Officers' Certificate stating the aggregate principal amount of Securities of such series to be redeemed. In case of a redemption at the election of the Issuer prior to the expiration of any restriction on such redemption, the Issuer shall deliver to the Trustee, prior to the giving of any notice of redemption to Holders pursuant to this Section, an Officers' Certificate stating that such restriction has been complied with.

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     If less than all the Securities of a series are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, Securities of such series to be redeemed in whole or in part. Securities may be redeemed in part in multiples of the minimum authorized denomination for Securities of such series. The Trustee shall promptly notify the Issuer in writing of the Securities of such series selected for redemption and, in the case of any Securities of such series selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any series shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

     12.3 Payment of Securities Called for Redemption. If notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Issuer shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue, and the unmatured Coupons, if any, appertaining thereto shall be void, and, except as provided in Sections 6.5 and 10.4, such Securities shall cease from and after the close of business on the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, together with all Coupons, if any, appertaining thereto maturing after the date fixed for redemption, said Securities or the specified portions thereof shall be paid and redeemed by the Issuer or the Guarantor, as the case may be, at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that payment of interest becoming due on or prior to the date fixed for redemption shall be payable in the case of Securities with Coupons attached thereto, to the Holders of the Coupons for such interest upon surrender thereof, and in the case of Registered Securities, to the Holders of such Registered Securities registered as such on the relevant record date subject to the terms and provisions of Sections 2.3 and 2.7 hereof.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest or Yield to Maturity (in the case of an Original Issue Discount Security) borne by such Security.

     If any Security with Coupons attached thereto is surrendered for redemption and is not accompanied by all appurtenant Coupons maturing after the date fixed for redemption, the surrender of such missing Coupon or Coupons may be waived by the Issuer and the Trustee, if there be furnished to each of them such security or indemnity as they may require to save each of them harmless.

     Upon presentation of any Security redeemed in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Issuer, a new Security or Securities of the same series, in authorized denominations, of like tenor and in an aggregate principal amount equal to the unredeemed portion of the Security so presented.

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     12.4 Exclusion of Certain  Securities  from  Eligibility  for Selection for
Redemption. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in an Officers' Certificate delivered to the Trustee at least 40 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer or
(b) an entity specifically identified in such written statement as directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer.

     12.5 Mandatory and Optional Sinking Funds. The minimum amount of any sinking fund payment provided for by the terms of the Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of the Securities of any series is herein referred to as an "optional sinking fund payment." The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date."

     In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Issuer or the Guarantor, as the case may be, may at its option (a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Issuer or the Guarantor, as the case may be, or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Issuer or the Guarantor and delivered to the Trustee for cancellation pursuant to Section 2.10, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, and (c) receive credit for Securities of such series (not previously so credited) redeemed by the Issuer or the Guarantor through any optional redemption provision contained in the terms of such series.

     On or before the 60th day next preceding each sinking fund payment date for any series, the Issuer will deliver to the Trustee an Officers' Certificate (which need not contain the statements required by Section 11.5) (a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash and the portion to be satisfied by credit of Securities of such series and the basis for such credit, (b) stating that none of the Securities of such series to be so credited have previously been so credited, (c) stating that no defaults in the payment of interest or Events of Default with respect to such series have occurred (which have not been waived or cured) and are continuing and (d) stating whether or not the Issuer or the Guarantor intends to exercise its right to make an optional sinking fund payment with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Issuer or the Guarantor intends to pay on or before the next succeeding sinking fund payment date. Any Securities of such series to be credited and required to be delivered to the Trustee in order for the Issuer or the Guarantor to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section
2.10 to the Trustee with such Officers' Certificate (or reasonably promptly thereafter if acceptable to the Trustee). Such Officers' Certificate shall be irrevocable and upon its receipt by the Trustee the Issuer or the Guarantor shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Issuer or the Guarantor, on or before any such 60th day, to deliver such Officers' Certificate and Securities (subject to the parenthetical clause in the second preceding sentence) specified in this


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paragraph,  if any, shall not constitute a default but shall constitute,  on and as of such date, the irrevocable election of the Issuer or the Guarantor (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and
(ii) that the Issuer or the Guarantor will make no optional sinking fund payment with respect to such series as provided in this Section.

     If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 (or the equivalent thereof in any Foreign Currency or ECU) or a lesser sum in Dollars (or the equivalent thereof in any Foreign Currency or ECU) if the Issuer shall so request with respect to the Securities of any particular series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redelegation price together with accrued interest to the date fixed for redemption. If such amount shall be $50,000 (or the equivalent thereof in any Foreign currency or ECU) or less and the Issuer makes no such request then it shall be carried over until a sum in excess of $50,000 (or the equivalent thereof in any Foreign Currency or ECU) is available. The Trustee shall select, in the manner provided in Section
12.2 and subject to the limitations in Section 12.4, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such series to absorb said cash, as nearly as may be, and shall (if requested in writing by the Issuer) inform the Issuer of the serial numbers of the Securities of such series (or portions thereof) so selected. The Trustee, in the name and at the expense of the Issuer (or the Issuer, if it shall so request the Trustee in writing) shall cause notice of redemption of the Securities of such series to be given in substantially the manner provided in Section 12.2 (and with the effect provided in Section 12.3) for the redemption of Securities of such series in part. The amount of any sinking fund payments not so applied or allocated to the redemption of Securities of such series shall be added to the next cash sinking fund payment for such series and, together with such payment, shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys held on the stated maturity date of the Securities of any particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such series shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of, and interest on, the Securities of such series at maturity.

     On or before each sinking fund payment date, the Issuer or the Guarantor shall pay to the Trustee in cash or shall otherwise provide for the payment of all interest accrued to the date fixed for redemption on Securities to be redeemed on the next following sinking fund payment date.

     The Trustee shall not redeem or cause to be redeemed any Securities of a series with sinking fund moneys or give any notice of redemption of Securities for such series by operation of the sinking fund during the continuance of a default in payment of interest on such Securities or of any Event of Default except that, where the giving of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Issuer or the Guarantor a sum sufficient for such redemption. Except as aforesaid, any moneys


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in the sinking  fund for such series at the time when any such  default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article V and held for the payment of all such Securities. In case such Event of Default shall have been waived as provided in
Section 5.10 or the default cured on or before the 60th day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such Securities.

                                  ARTICLE XIII

                                   GUARANTEES

     13.1 Guarantees. The Guarantor hereby unconditionally guarantees on a senior basis to the Holders from time to time (a) the full and prompt payment of the principal of any Security when and as the same shall become due, whether at the stated maturity thereof, by acceleration, redemption or otherwise, or in the event of default in any sinking fund payment, and (b) the full and prompt payment of any interest on any Security when and as the same shall become due, subject to any applicable grace period; provided that, notwithstanding anything to the contrary herein, the aggregate amount of the obligations guaranteed under the Indenture by the Guarantor shall be limited in amount to the maximum amount that would render the Guarantor's obligations subject to avoidance under the applicable fraudulent conveyance provisions of the United States Bankruptcy Code or any comparable provision of any applicable state law. Each payment by the Guarantor with respect to any Security shall be paid in the currency or currencies specified for payments on such Security as contemplated by Section
2.3 and pursuant to this Indenture. Each and every default in the payment of the principal of and interest on any Security shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises. The Guarantee hereunder constitutes a guarantee of payment and not of collection.

     The obligations of the Guarantor hereunder with respect to a series of Securities shall be absolute and unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Issuer, any action to enforce the same, whether or not a Guarantee is affixed to any particular Security, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor, and, subject to Section 9.3 and Article X, shall remain in full force and effect until the entire principal of and interest on the Securities of such series shall have been paid or provided for in accordance with the provisions of such series and of this Indenture, and such payment shall not be affected, modified or impaired upon the happening from time to time of any event, including without limitation any of the following, whether or not with notice to, or the consent of, the Guarantor:

          (a)  the  waiver,  surrender,   compromise,   settlement,  release  or
     termination of any or all of the obligations, covenants or agreements of the Issuer under this Indenture or the Securities of such series;

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          (b) the failure to give notice to the Guarantor of the occurrence of a default or an Event of Default hereunder;

          (c) the waiver, compromise or release of the payment, performance or observance by the Issuer or the Guarantor of any or all of the obligations, covenants or agreements of either of them contained in this Indenture;

          (d) the extension of the time for payment of principal of and interest on any Security of such series or for any other payment under this Indenture or of the time for performance of any other obligations, covenants or agreements under or arising out of this Indenture;

          (e) the modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in this Indenture or the Securities of such series;

          (f) the taking or the omission of any of the actions referred to in this Indenture and any of the actions under the Securities of such series;

          (g) any failure, omission, delay or lack on the part of the Trustee to enforce, assert or exercise any right, power or remedy conferred on the Trustee in this Indenture, or any other act or acts on the part of the Trustee or any of the Holders from time to time of the Securities of such series;

          (h) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting the Guarantor or the Issuer, or any of the assets of any of them, or any allegation or contest respecting the validity of the Guarantee in any such proceeding;

          (i) to the extent permitted by law, the release or discharge by operation of law of the Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Indenture;

          (j) to the extent permitted by law, the release or discharge by operation of law of the Issuer from the performance or observance of any obligation, covenant or agreement contained in this Indenture;

          (k) the default or failure of the Guarantor or the Trustee fully to perform any of its obligations set forth in this Indenture or the Securities of such series; or

          (l) the invalidity of this Indenture or the Securities of such series or any part of any thereof.

     The Guarantor hereby waives the benefit of diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest, notice and all demands whatsoever and covenants that its


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Guarantee  shall  not  be  discharged  except  by  complete  performance  of the obligations contained in the Securities, this Indenture and this Guarantee. No set-off, counterclaim, reduction or diminution of any obligation, or any defense of any kind or nature which the Guarantor has or may have against the Trustee shall be available hereunder to the Guarantor against the Trustee to reduce the payments of the Guarantor under this Section 13.1.

     The Guarantor assumes responsibility for being and remaining informed of the financial condition of the Issuer and of all other circumstances bearing upon the risk of nonpayment of amounts owing under the Securities which diligent inquiry would reveal and agrees that the Holders of the Securities shall have no duty to advise the Guarantor of information known to any of them regarding such condition or any such circumstances.

     13.2 Proceedings Against the Guarantor. In the event of a default in the payment of principal of or any premium on any Security when and as the same shall become due, whether at the stated maturity thereof, by acceleration, call for redemption or otherwise, or in the event of a default in any sinking fund payment, or in the event of a default in the payment of any interest on any Security when and as the same shall become due, each of the Trustee and the Holder of such Security shall have the right to proceed first and directly against the Guarantor under this Indenture without first proceeding against the Issuer or exhausting any other remedies which the Trustee or such Holder may have and without resorting to any other security held by it.

     The Trustee shall have the right, power and authority to do all things it deems necessary or advisable to enforce the provisions of this Indenture relating to the Guarantee and to protect the interests of the Holders of the Securities and, in the event of a default in payment of the principal of or any premium on any Security when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, call for redemption or otherwise, or in the event of a default in any sinking fund payment, or in the event of a default in the payment of any interest on any Security when and as the same shall become due, the Trustee may institute or appear in such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of its rights and the rights of the Holders, whether for the specific enforcement of any covenant or agreement in this Indenture relating to the Guarantee or in aid of the exercise of any power granted herein, or to enforce any other proper remedy. Without limiting the generality of the foregoing, in the event of a default in payment of the principal of, premium (if any) and interest on any Security when due, the Trustee may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Guarantor and collect the monies adjudged or decreed to be payable in the manner provided by applicable law out of the property of the Guarantor, wherever situated.

     13.3 Guarantees for Benefit of Holders. The Guarantees contained in this Indenture are provided by the Guarantor for the benefit of the Holders from time to time. Such provisions shall not be deemed to create any right in, or to be in whole or in part for the benefit of any Person other than, the Trustee, the Guarantor, the Holders from time to time and their permitted successors and assigns.

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     13.4 Severability. Any provision of this Article XIII that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining  provisions
of  this  Article  XIII  or  this   Indenture  and  any  such   prohibition   or
unenforceability   in  any   jurisdiction   shall  not   invalidate   or  render
unenforceable such provision in any other jurisdiction unless its removal would substantially defeat the basic intent, spirit and purpose of this Indenture and this Article XIII.

     IN WITNESS WHEREOF the parties hereto have caused this Indenture to be duly executed as of May 23, 2002.

                                 SYSCO INTERNATIONAL,  CO., as Issuer


                                 By:    /s/ Diane Day Sanders
                                     -------------------------------------------
                                 Name:  Diane Day Sanders
                                     -------------------------------------------
                                 Title: Treasurer
                                     -------------------------------------------


                                 SYSCO CORPORATION, as Guarantor


                                 By:    /s/ Diane Day Sanders
                                     -------------------------------------------
                                 Name:  Diane Day Sanders
                                     -------------------------------------------
                                 Title: Vice President & Treasurer
                                     -------------------------------------------


                                 WACHOVIA BANK, NATIONAL ASSOCIATION, TRUSTEE

                                 By:    /s/ R. Douglas Milner
                                     -------------------------------------------
                                 Name:  R. Douglas Milner
                                     -------------------------------------------
                                 Title: Vice President
                                     -------------------------------------------

                                                                       EXHIBIT A

                            [Form of Global Security]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF OR THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY),
ONLY:

          (A) TO THE ISSUER OR THE GUARANTOR,

          (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT,

          (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A,

          (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT,

          (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR

          (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

     [THIS NOTE IS A TEMPORARY GLOBAL SECURITY. PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD APPLICABLE HERETO, BENEFICIAL INTERESTS HEREIN MAY NOT BE HELD BY ANY PERSON OTHER THAN (1) A NON-U.S. PERSON OR (2) A U.S. PERSON WHO PURCHASED SUCH INTEREST IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") PURSUANT TO RULE 144A THEREUNDER. BENEFICIAL INTERESTS HEREIN ARE NOT EXCHANGEABLE FOR PHYSICAL NOTES OTHER THAN A PERMANENT GLOBAL NOTE IN ACCORDANCE WITH THE TERMS OF THE INDENTURE. TERMS IN THIS LEGEND ARE USED AS USED IN REGULATION S UNDER THE SECURITIES ACT.] [THIS LEGEND FOR REG S SECURITY ONLY.]

                            SYSCO INTERNATIONAL, CO.
                         ____% Notes due ______________


No. ____________                                             CUSIP: ____________


PRINCIPAL AMOUNT: $____________              AUTHENTICATION DATE: ______________


ORIGINAL ISSUE DATE: _______________             STATED MATURITY: ______________


INTEREST RATE: ____% per annum              SUBJECT TO  DEFEASANCE  PURSUANT  TO
                                            ARTICLE  X OF THE INDENTURE REFERRED
                                            TO HEREIN

ISSUE PRICE (%): _______%


     SYSCO International Co., an unlimited liability company organized and existing under the laws of the Province of Nova Scotia, Canada (herein called the "Issuer", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to CEDE & Co., or registered assigns, the principal sum of _____________________ ($_________) on _____________ (the "Stated Maturity") and to pay interest thereon at the rate of ____% per annum, computed on the basis of a 360-day year comprising twelve 30-day months, from ____________ (the "Original Issue Date") or from the most recent Interest Payment Date to which interest has been paid or duly provided for, on ____________ and _____________ in each year and at the Stated Maturity or upon redemption, commencing with _____________, until the principal hereof is paid or made available for payment. If an Interest Payment Date would otherwise fall on a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day and no interest shall accrue or be payable on such next succeeding Business Day for the period from and after such original Interest Payment Date to such next succeeding Business Day. Except as provided in the immediately preceding sentence, interest payments shall be in the amount of interest accrued to, but excluding, the Interest Payment Date.

     The interest payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to herein, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be _____________ or _____________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

     Payments of principal on this Security and interest payable on this Security at the Stated Maturity or upon redemption of this Security shall be made in immediately available funds in such currency of the United States of

America as at the time of payment shall be legal tender for the payment of public and private debts, at the request of the Holder upon presentation and surrender of this Security, at the office or agency of the paying agent in New York, New York or any other duly appointed paying agent, provided that this Security is presented to the paying agent in time for the paying agent to make payments in immediately available funds in accordance with its normal procedures. So long as any Securities are represented by a Registered Global Security, interest (other than interest payable at maturity or upon redemption) shall be paid in immediately available funds by wire transfer to the Depositary for such Securities, on the written order of the Depositary. Initially, the Trustee will act as paying agent and registrar. The Issuer may change any paying agent or registrar upon written notice thereto to the Trustee. Any Subsidiary or Affiliate may act as paying agent, registrar or co-registrar.

     Payment of interest (other than interest payable in accordance with the provisions of the immediately preceding paragraph) will, subject to certain exceptions provided in the Indenture referred to herein, be made by check mailed to the address of the Person entitled thereto as such address shall appear in the security register as of the applicable Regular Record Date or, at the option of the Issuer, by wire transfer to an account maintained by such Person with a bank located in the United States.

     [The Holder of this Security is entitled to the benefits of the Registration Rights Agreement, dated ___________, 2002, among the Issuer, SYSCO Corporation, (the "Guarantor") and the Initial Purchasers named therein (the "Registration Rights Agreement"). In the event that (i) the Issuer and the Guarantor have not filed the Exchange Offer Registration Statement or Shelf Registration Statement with the SEC on or before the date on which such
Registration Statement is required to be so filed pursuant to Section 2(a) or 2(b), respectively, of the Registration Rights Agreement or (ii) such Exchange Offer Registration Statement or Shelf Registration Statement has not been declared effective by the SEC under the Securities Act on or before the date on which such Registration Statement is required to be declared effective under the Securities Act pursuant to Section 2(a) or 2(b), respectively, of the Registration Rights Agreement or (iii) the Exchange Offer has not been consummated within 210 days after the Closing Date (as such term is defined in the Registration Rights Agreement) or (iv) the Exchange Offer Registration Statement or Shelf Registration Statement required by Section 2(a) or 2(b), respectively, of the Registration Rights Agreement is filed and declared effective by the SEC under the Securities Act but shall thereafter either be withdrawn by the Issuer or the Guarantor or shall become subject to an effective stop order issued pursuant to Section 8(d) of the Securities Act suspending the effectiveness of such Registration Statement (except as specifically permitted in the Registration Rights Agreement) without being succeeded immediately by a post-effective amendment to such Registration Statement or an additional
Registration Statement filed and declared effective by the SEC under the Securities Act (each such event referred to in clauses (i) through (iv) is referred to herein as a "Registration Default" and each period during which a Registration Default has occurred and is continuing until the Securities become freely tradable under the Securities Act is referred to herein as, a "Registration Default Period"), then the interest rate on this Security will be increased by 0.25% per annum during the first 90 days of the Registration Default Period, and by 0.50% per annum thereafter for the remaining portion of the Registration Default Period ("Additional Interest"). The interest rate on this Security will revert to the interest rate prior to any increase pursuant to
Section 3(a) of the Registration Rights Agreement at such time as all Registration Defaults are cured.]1

     Interest on this Security will accrue from the most recent date to which interest has been paid on this Security [or the Security surrendered in exchange herefor]2 or, if no interest has been paid, from ___________, _____; provided that, if there is no existing default in the payment of interest and if this Security is authenticated between a Regular Record Date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such Interest Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     The Issuer shall pay interest on overdue principal and premium, if any, and interest on overdue installments of interest and Additional Interest, if any, to the extent lawful, at a rate per annum equal to ___% per annum in excess of the rate of interest applicable to the Securities.

     The Guarantor hereby fully and unconditionally guarantees on a senior basis to the Holders from time to time (a) the full and punctual payment of the principal of any Security when and as the same shall become due, whether at stated maturity thereof, by acceleration, redemption or otherwise, or in the event of default or any sinking fund payment, and (b) the full and punctual payment of any interest on any Security when and as the same shall become due, subject to any applicable grace period, provided that, notwithstanding anything to the contrary herein, the aggregate amount of the obligations guaranteed under the Indenture by any Guarantor shall be limited in amount to the maximum amount that would not render such Guarantor's obligations subject to avoidance under the applicable fraudulent conveyance provisions of the United States Bankruptcy Code or any comparable provision of any applicable state law.

     The Securities are redeemable in whole or in part at any time and from time to time prior to the Stated Maturity, at the option of the Issuer, at a redemption price equal to the greater of the following amounts, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to the date of redemption: (1) 100% of the principal amount of the Securities being redeemed; or (2) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities to be redeemed (exclusive of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the following paragraph) plus ___ basis points.

     As used in this paragraph and in the immediately preceding paragraph only, the terms set forth below shall have the following respective meanings:

          "Business Day" means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York or Houston, Texas and on which commercial banks are open for business in New York, New York and Houston, Texas.

________________
(1) Include only for Initial Note.
(2) Include only for Exchange Note.

          "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Securities that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

          "Comparable Treasury Price" means, with respect to any redemption date, the average of two Reference Treasury Dealer Quotations for that redemption date.

          "Quotation Agent" means J.P. Morgan Securities Inc. or its successor.

          "Reference Treasury Dealer" means each of (1) J.P. Morgan Securities Inc. or its successor and (2) one other firm that is a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), which we specify from time to time; provided; however, that, if either of them ceases to be a Primary Treasury Dealer the Issuer will substitute therefor another Primary Treasury Dealer.

          "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked price for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding that redemption date.

          "Treasury Rate" means, with respect to any redemption date, the rate per year equal to: (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15 (519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue; provided that, if no maturity is within three months before or after the maturity date of the Securities, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined, and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month; or (2) if such release or any successor release is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue, expressed as a percentage of its principal amount, equal to the Comparable Treasury Price for such redemption date. The Treasury Rate will be calculated on the third Business Day preceding the redemption date.

     Notice of any redemption will be mailed at least 30 days but not more than 60 days before the date of redemption to each holder of Securities to be redeemed. If fewer than all of the Securities are to be redeemed, the Trustee will select, in such manner as the Trustee shall deem fair and appropriate, the particular Securities to be redeemed in whole or in part.

     Unless the Issuer defaults in payment of the redemption price, on or after the date of redemption, interest will cease to accrue on the Securities or portions thereof called for redemption.

     In the event of redemption of this Security in part only, a new Security or Securities of like tenor and in an aggregate principal amount equal to the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     The Securities are not subject to any sinking fund.

     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH IN FULL ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH IN FULL AT THIS PLACE.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture referred to herein or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, each of the Issuer and the Guarantor has caused this instrument to be duly executed under its corporate seal.

                                   SYSCO INTERNATIONAL, CO., as Issuer

[Seal]

                                   By
                                     -------------------------------------------
                                        Name:
                                        Title:

                                   SYSCO CORPORATION, as Guarantor

[Seal]

                                   By
                                     -------------------------------------------
                                        Name:
                                        Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture.

                                   WACHOVIA BANK, NATIONAL ASSOCIATION,
                                   as Trustee



Dated:                             By
       --------------------          -------------------------------------------
                                        Authorized Signatory

                              [REVERSE OF SECURITY]

                            SYSCO INTERNATIONAL, CO.
                           ____% Notes due ___________


     This Security is one of a duly authorized issue of securities of the Issuer (the "Securities"), issued and to be issued in one or more series under an Indenture dated as of _______________ and executed and delivered by the Issuer and SYSCO Corporation, as Guarantor, to Wachovia Bank, National Association, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), as executed and delivered by the Issuer and the Guarantor to the Trustee (the "Indenture"), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The acceptance of this Security shall be deemed to constitute the consent and agreement of the Holder hereof to all of the terms and conditions of the Indenture. This Security is a Security of the series designated on the face hereof, limited in aggregate principal amount to $__________.

     If an Event of Default with respect to the Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture contains provisions permitting the Issuer and the Trustee to modify the Indenture or any supplemental indenture without the consent of the Holders for one or more of the following purposes (as more particularly set forth in the Indenture): (1) to convey, transfer, assign, mortgage or pledge any property or assets to the Trustee as security for the Securities of one or more series; (2) to evidence the succession of another entity to the Issuer or the Guarantor; (3) to add to the covenants of the Issuer or the Guarantor or add Events of Default for the benefit of Holders; (4) to cure any ambiguity, to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision of the Indenture, or to make any other provisions with respect to matters or questions arising under the Indenture as shall not adversely affect the interests of the Holders in any material respect;
(5) to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 2.3 of the Indenture; and (6) to evidence the appointment of a successor Trustee.

     The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantor, as applicable, and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities then outstanding of each series to be affected (voting as a single class). The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of all series at the time outstanding with respect to which a default or Event of Default shall have occurred and be continuing (voting as a single class), on behalf of the Holders of all such Securities, to waive certain past defaults and Events of Default under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As set forth in, and subject to the provisions of, the Indenture, no Holder of any Security will have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for any remedy thereunder, unless
(1) such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities, (2) the Holders of not less than 25% in aggregate principal amount of the outstanding securities shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, (3) the Trustee shall not have received from the Holders of a majority in aggregate principal amount of the outstanding securities a direction inconsistent with such request and (4) the Trustee shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or any interest on this Security on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer or the Guarantor, as applicable, which is absolute and unconditional, to pay the principal of and interest on this Security, as described on the face hereof, at the times, place and rate, and in the coin or currency, herein prescribed.

     The Securities are issuable only in fully registered form and are represented either by one or more global certificates registered in the name of a depositary or in the name of its nominee or by a certificate or certificates registered in the name of the beneficial owner(s) of such Securities or its or their nominee(s). The Securities are issuable in denominations of $1,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities and of like tenor of any authorized denomination, as requested by the Holder surrendering the same.

     As provided in the Indenture and subject to certain limitations set forth in the Indenture or this Security, the transfer of this Security is registrable in the security register, upon surrender of this Security for registration of transfer or exchange at the office or agency of the Security registrar or any successor or co-registrar in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of like tenor, of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Subject to the terms of the Indenture, prior to due presentment of this Security for registration of transfer, the Issuer, the Guarantor, the Trustee and any agent of the Issuer, the Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and none of the Issuer, the Guarantor, the Trustee or any such agent shall be affected by notice to the contrary.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or of certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

     In the case of any conflict between the provisions of this Security and the Indenture, the provisions of the Indenture shall control.

     THIS SECURITY, INDENTURE AND THE GUARANTEES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICT OF LAWS TO THE EXTENT THAT THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

     All capitalized terms used but not defined in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     As provided in the Indenture, no recourse under or upon any obligation, covenant or agreement contained in the Indenture, the Guarantees or in this Security, or because of any indebtedness evidenced hereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer, director or employee, as such, of the Issuer or the Guarantor, as applicable, or of any successor, either directly or through the Issuer or the Guarantor, as applicable, or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being, by acceptance hereof.

                               FORM OF ASSIGNMENT

ABBREVIATIONS

     Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

     Additional abbreviations may also be used though not in the above list.

                           --------------------------

               FOR VALUE RECEIVED, the undersigned hereby sell(s),
                         assign(s) and transfer(s) unto

                           --------------------------

                        Please insert Social Security or
                      other identifying number of assignee

PLEASE  PRINT OR  TYPEWRITE  NAME AND  ADDRESS,  INCLUDING  POSTAL ZIP CODE,  OF
ASSIGNEE

________________________________

________________________________

________________________________

________________________________

the within Security and all rights thereunder, hereby irrevocably constituting and appointing __________________________________, attorney to transfer said Security on the books of the Issuer, with full power of substitution in the premises.

                                             Dated:


                                             Notice:  The  signature(s)  to this
                                             assignment must correspond with the
                                             name(s)  as  written on the face of
                                             the  within   instrument  in  every
                                             particular,  without  alteration or
                                             enlargement,    or    any    change
                                             whatsoever.

                     [THE FOLLOWING PROVISION TO BE INCLUDED
             ON ALL CERTIFICATES BEARING A PRIVATE PLACEMENT LEGEND]

     In connection with any transfer of this Security occurring prior to ____________, _____, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                    Check One

     (a) this Security is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), provided by Rule 144A thereunder and the certificate attached hereto has been completed. [ ]

          (a) this Security is being transferred in compliance with Regulation S under the Securities Act and a certificate in the form specified by the Indenture is being furnished herewith. [ ]

          (b) this Security is being transferred in compliance with the exemption from registration under the Securities Act provided by Rule 144 thereunder. [ ]

          (c) this Security is being transferred to the Issuer or the Guarantor. [ ]

                                       or

          (d) this Security is being  transferred  other than in accordance with
     (a), (b) or (d) above, and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture. [ ]

     If none of the foregoing boxes is checked, the Trustee or other registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in the Indenture shall have been satisfied.

Date:____________________

                                             ___________________________________
                                             NOTICE:   The   signature  to  this
                                             assignment must correspond with the
                                             name as  written  upon  the face of
                                             the within-mentioned  instrument in
                                             every      particular,      without
                                             alteration     or    any     change
                                             whatsoever.

Signature Guarantee: _______________________________

     Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

              TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:____________________
                                         ______________________________________
                                         To be executed by an executive officer

           SCHEDULE OF INCREASES OR DECREASES IN THE PRINCIPAL AMOUNT
                                OF THIS SECURITY

     The     original     principal     amount    of    this     Security     is
____________________________ ($__________). The following increases or decreases in the principal amount of this Security have been made:

                          Amount of              Amount of           Principal amount         Signature of
                         decrease in            increase in               of this              authorized
  Date of             principal amount        principal amount      Security following        signatory of
increase or                of this                of this              such decrease           Trustee or
  decrease                Security                Security             (or increase)           Depositary
-------------------------------------------------------------------------------------------------------------


                                                                       EXHIBIT B

      [Form of Certificate to be Delivered in Connection with Exchanges of Regulation S Securities for Rule 144A Securities]

SYSCO International, Co.,
c/o Wachovia Bank, National Association, Trustee
[Address of Trustee]



   Re:  SYSCO International, Co.
        ___% Notes due ______ (the "Notes")
        Issued under the Indenture (the "Indenture") dated as of ___________________, 2002

     This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations ("Member Organizations") appearing in our records as persons being entitled to a portion of the principal amount of Notes represented by the Temporary Offshore Global Security issued under the above-referenced Indenture and being submitted herewith for exchange, that as of the date hereof, $____ principal amount of Notes represented by the Temporary Offshore Global Security being submitted herewith for exchange is beneficially owned by persons who are either (i) non-U.S. persons (within the meaning of Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act"), or (ii) U.S. persons who purchased the Notes in a transaction that did not require registration under the Securities Act. We further certify that (i) we are not submitting herewith for exchange any portion of such Temporary Offshore Global Security excepted in such Member Organization certifications and (ii) as of the date hereof we have not received any notification from any Member Organization to the effect that the statements made by such Member Organization with respect to any portion of such Temporary Offshore Global Security submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof. Accordingly, you are hereby requested to (i) exchange $______ of such beneficial interest held by non-U.S. persons in the Temporary Offshore Global Security for an equivalent beneficial interest in a Permanent Offshore Global Security and (ii) transfer $________ of such beneficial interest held by U.S. persons in the Temporary Offshore Global Security into an equivalent beneficial interest in the U.S. Global Security.

     You are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Yours faithfully,
                                     [EUROCLEAR BANK S.A./N.V., as operator
                                     of the Euroclear System]

                                             OR

                                     [CLEARSTREAM BANK, societe anonyme]


                                     By
                                       -----------------------------------------
                                       Name:
                                       Title:
Date:________________

                                                                       EXHIBIT C


                      [Form of Certificate to be Delivered
                          in Connection with Transfers
                            Pursuant to Regulation S]

____________,____

SYSCO International, Co.
c/o Wachovia Bank, National Association, Trustee


[Address of Trustee]



         Re:   SYSCO International, Co.
               ______% Notes due  ____________ (the "Notes")

Dear Sirs:

     In connection with our proposed sale of U.S.$________ aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

     o    the offer of the Notes was not made to a person in the United States;

     o at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;

     o no directed selling efforts have been made by us in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, as applicable; and

     o the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

     You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S under the Securities Act.

                                   Very truly yours,

                                   [Name of Transferor]


                                   By:
                                       -----------------------------------------
                                        Authorized Signatory

                                                                       EXHIBIT D

                  [FORM OF TRANSFEREE LETTER OF REPRESENTATION]


SYSCO International, Co.
c/o Wachovia Bank, National Association
[address]
New York, NY [zip code]

Dear Sirs:

This certificate is delivered to request a transfer of $ ______________ principal amount of the _____% Senior Notes Due ___________ (the "Notes") of SYSCO International, Co. (the "Company").

Upon transfer, the Notes would be registered in the name of the new beneficial owner as follows:

Name:

Address:

Taxpayer ID Number:

The undersigned represents and warrants to you that:

     (1) We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act")) purchasing for our own account or for the account of such an institutional "accredited investor" at least $250,000 principal amount of the Notes, and we are acquiring the Notes not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risk of our investment in the Notes and we invest in or purchase securities similar to the Notes in the normal course of our business. We and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

     (2) We understand and acknowledge that the Notes have not been registered under the Securities Act or any other applicable securities law and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Notes to offer, sell or otherwise transfer such Notes prior to the date which is two years after the later of the date or original issue and the last date on which the Company or any affiliate of the Company was the owner of such Notes (or any predecessor thereto) (the "Resale Restriction Termination Date") only (a) to the Company or the Guarantor, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) in a transaction complying with the requirements of Rule 144A under the Securities Act ("rule 144A"), to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB"), that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (e) to an institutional "accredited investor" (within the meaning Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities
Act) that is purchasing for its own account or for the account of such an institutional "accredited investor" in each case in a minimum principal amount of Notes of $250,000 or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and in compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Notes is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Company and the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" (within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) that is acquiring such notes for investment purposes and not for distribution in violation of the Securities Act. We acknowledge that the Company and the Trustee reserve the right prior to any offer, sale or other transfer of the Notes prior to the Resale Restriction
Termination Date pursuant to clause (d), (e) or (f) above to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and the Trustee.

     (3) You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy of this letter to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered in this letter.

     (4) This letter shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to applicable principles of conflicts of laws to the extent the laws of another jurisdiction would be required thereby.


                                Transferee:


                                By:
                                   ---------------------------------------------










                                       D-2

1501328v1